As Filed with the Securities and Exchange Commission on June 10, 2026

Securities Act File No. 333-[  ]

1940 Act File No. 811-01731

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. __	☐

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25	☒

Source Capital

(Registrant Exact Name as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))

626-385-5777

(Registrant’s Telephone Number, including Area Code)

Diane J. Drake

Source Capital

c/o Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy to:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626-7653

714-830-0679

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the date on which this registration statement becomes effective

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934) (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. Source Capital may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED JUNE 10, 2026

$[   ]

Source Capital

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

The Fund. Source Capital (the “Fund”) is a diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies. The Fund strives to accomplish its investment objective over a full market cycle, which First Pacific Advisors, LP (“FPA” or the “Adviser”) generally considers to be five to seven years. The Fund employs an opportunistic, balanced strategy using equity and fixed-income investments to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income. Generally, under normal conditions, up to 70% of the Fund’s assets may be allocated to equities, with the remaining assets allocated to public and private credit of varying quality. The Fund will vary its allocation over time as a function of the opportunity set based on the Contrarian Value team’s evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income instruments, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies. See “Investment Objective and Investment Strategies.”

Listing and Symbol. The Fund’s currently outstanding shares of common stock (“Common Shares”) are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “SOR.” The net asset value per share (“NAV”) of the Fund’s Common Shares at the close of business on [  ], 2026, was $[  ], and the last reported sales price Common Share on the NYSE on that date was $[  ].

Offering. The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), the Fund’s common stock, preferred stock, subscription rights, debt securities or warrants, which are also referred to, collectively, as the Fund’s “securities”, at prices and on terms to be set forth in one or more Prospectus Supplements. The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into Common Shares.

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The Fund may offer and sell its securities to or through underwriters, through dealers or agents that the Fund designates from time to time, directly to purchasers, through at-the-market Offerings or through a combination of these methods. If an Offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any of its securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the Offering of the Fund’s securities.

Investment Adviser. First Pacific Advisors, LP is the Fund’s investment adviser. FPA is a registered investment adviser headquartered in Los Angeles, California. As of March 31, 2026, the Adviser had approximately $32.3 billion in assets under management.

Investing in the Fund’s securities involves certain risks, including the risks associated with the Fund’s use of leverage. You could lose some or all of your investment. See “Risk Factors” beginning on page 46 of this Prospectus and any Prospectus Supplement.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares of closed-end funds frequently trade at discounts to their NAVs. If the Fund’s Common Shares trade at a discount to the Fund’s NAV, the risk of loss may increase for purchasers of Common Shares, especially for those investors who expect to sell their shares in a relatively short period after purchasing shares in this Offering.

This Prospectus sets forth concisely information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional Information (the “SAI”) dated [  ], 2026 has been filed with the SEC. A table of contents to the SAI is located on page 113 of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or by electronic mail at publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, and additional information about the Fund, and may make other shareholder inquiries, by calling (800) 982-4372, by writing to the Fund or visiting the Fund’s website (https://fpa.com/fund/source-capital). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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This Prospectus is part of a registration statement that the Fund has filed with the SEC, using the “shelf” registration process. Under the shelf registration process, the Fund may offer, from time to time, separately or together in one or more Offerings, the securities described in this Prospectus. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the securities that the Fund may offer. Each time the Fund uses this Prospectus to offer securities, the Fund will provide a Prospectus Supplement that will contain specific information about the terms of that Offering. The Prospectus Supplement may also add, update or change information contained in this Prospectus. This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus and the related Prospectus Supplement before deciding whether to invest and retain them for future reference. The SAI dated [  ], 2026, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, annual and semi-annual reports to shareholders, and additional information about the Fund by calling 1-800-982-4382, by writing to the Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212-3948 or visiting the Fund’s website https://fpa.com/funds/source-capital. The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. The SAI, the Fund’s annual and semi-annual reports and other information regarding the Fund are available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the FPA Fund complex if you invest directly.

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You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any Prospectus Supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus, any Prospectus Supplement, or any sale of the Fund’s securities. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This Prospectus, any related Prospectus Supplement and the accompanying SAI contain or incorporate by reference forward-looking statements. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. The forward-looking statements contained in this Prospectus, any related Prospectus Supplement and the accompanying SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s securities, especially the information set forth under the heading “Risks.” You should review the more detailed information contained elsewhere in this Prospectus, any related Prospectus Supplements and in the Statement of Additional Information (the “SAI”) dated [   ], 2026. Capitalized terms used but not defined herein shall have the meaning attributed to such term in the SAI.

The Fund

Source Capital is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Source Capital was organized as a Delaware corporation on June 24, 1968, and was redomiciled as a Delaware statutory trust on December 31, 2024. The redomiciling was effected through a statutory merger of the predecessor Delaware corporation (the “Predecessor Entity”) with and into the newly-established Delaware statutory trust (the “Current Entity”), which was formed for the purposes of effecting the redomiciling pursuant to an Agreement and Plan of Reorganization entered into by and between the Predecessor Entity and the Current Entity (the “Merger”). In connection with the Merger, (i) each outstanding share of common stock of the Predecessor Entity was automatically converted into one Common Share of the Current Entity, and (ii) the shareholders of the Predecessor Entity became stockholders of the Current Entity. Prior to January 1, 2025, the Fund was named Source Capital, Inc.

Throughout this Prospectus, Source Capital is referred to as the “Fund.”

Listing and Symbol

The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “SOR,” and any newly issued Common Shares will trade under the same symbol.

As of [  ], 2026, Fund had [  ] outstanding Common Shares. The net asset value per share (“NAV”) of the Fund’s Common Shares at the close of business on [  ], 2026, was $[  ], and the last reported sale price per share of the Fund’s Common Shares on the NYSE on that date was $[  ].

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The Offering	The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), up to $[ ] shares of common stock, $1.00 par value, preferred stock, subscription rights, debt securities or warrants on terms to be determined at the time of the Offering. The shares of common stock of the Fund are sometimes called “Common Shares”, and the holders thereof “Common Shareholders”, in the rest of this Prospectus. The shares of preferred stock of the Fund are sometimes called “Preferred Shares”, and the holders thereof “Preferred Shareholders”, in the rest of this Prospectus. The securities may be offered at prices and on terms to be set forth in one or more prospectus supplements (each, a “Prospectus Supplement”). The preferred stock, subscription rights, debt securities and warrants offered may be convertible or exchangeable into Common Shares. You should read this Prospectus and the applicable Prospectus Supplement(s) carefully before you invest in the Fund’s securities. Fund securities may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement(s) relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of securities, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Prospectus Supplement relating to any sale of Preferred Shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the Preferred Shares may be exchanged for or converted into shares of Common Shares or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of Common or Preferred Shares issuable upon the exercise of each right and the other terms of such rights offering, including whether any Preferred Shares issuable upon the exercise of such right are convertible into Common Shares. The Prospectus Supplement relating to any offering of debt securities will set forth all material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities. The Prospectus Supplement relating to any offering of warrants will set forth all material terms of the warrants, including, among others, the following: (i) the aggregate number of warrants, (ii) the price(s) at which such warrants will be issued, (iii) the currency or currencies in which such warrants may be payable, (iv) the number of Common Shares issuable upon exercise of such warrant, (v) the price at which and currency in which Common Shares purchasable upon exercise of such warrants may be purchased, and (vi) the date on which the right to exercise such warrants shall commence and the date on which such right will expire. The Fund may not sell any securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering. See “Plan of Distribution” in this Prospectus.

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Distributions

The Fund distributes to Common Shareholders and/or Preferred Shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually.

The Fund has obtained an order from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as part of its regular distributions to Common Shareholders and/or Preferred Shareholders more frequently than would otherwise be permitted by Section 19(b) of the 1940 Act (generally once per taxable year). However, by its terms, the order would terminate automatically upon the effectiveness of a registration statement under the Securities Act of 1933 concerning any future offering of the Fund’s shares, which would include the Offering. Therefore, the Fund has applied for a new order from the SEC granting a similar exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder.

As of the date of this Prospectus, the Fund has paid distributions to Common Shareholders every month since inception. The Fund intends to continue to pay monthly distributions to the Fund’s Common Shareholders and/or Preferred Shareholders.

At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the Common Shares and/or Preferred Shares, the Fund may also make distributions that constitute a return of capital under the Internal Revenue Code of 1986, as amended (the “Code”). Any distribution that constitutes a return of capital to a Shareholder will reduce the Shareholder’s tax basis in its Common Shares and/or Preferred Shares and, after such basis is reduced to zero, such distributions will generally be treated as capital gains from the sale of the Common Shareholder’s Common Shares and/or the Preferred Shareholder’s Preferred Shares. In any event, the Fund is generally required to distribute, and intends to distribute, all or substantially all of its income for each taxable year. The Fund cannot guarantee any particular yield on its Common Shares or Preferred Shares, and the yield for any given period is not an indication or representation of future yields on the Fund’s Common Shares or Preferred Shares. The amount of each monthly distribution will vary depending on a number of factors, including costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the Common Shares or Preferred Shares and the Fund’s dividend policy could change.

Dividends and capital gain distributions with respect to Common Shares generally are reinvested in additional Common Shares of the Fund under the Fund’s dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan.

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Tax Considerations

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund, whether you receive the dividends and other distributions in cash or reinvest them in additional shares. Accordingly, investors whose dividends and other distributions are reinvested in additional shares under the Fund’s dividend reinvestment plan will not receive a cash distribution with which to pay any applicable taxes on the dividends and other distributions they receive from the Fund. In addition, reinvested dividends increase the Fund’s managed assets. The Management Fee (defined below) paid to the Adviser is based upon the Fund’s managed assets. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (the excess, if any, of its net long-term capital gains over its net short-term capital losses) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, if paid from the Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Fund and the applicable shareholder, as qualified dividend income taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. A portion of distributions received from the Fund may be treated as a return of capital for U.S. federal income tax purposes.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

If the Fund declares a dividend or distribution in October, November or December, payable to shareholders of record in such a month, and pays such dividend or distribution in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

This summary of tax considerations does not discuss the consequences of an investment in Preferred Shares, subscription rights, debt securities or warrants. The tax consequences of such investments will be discussed in a relevant Prospectus Supplement.

You should consult your own tax adviser with respect to the particular tax consequences of the Offer. See “Material U.S. Federal Income Tax Considerations” in this Prospectus.

Plan of Distribution

The Fund may sell its securities from time to time under this Prospectus and any related Prospectus Supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to the Fund’s Dividend Reinvestment Plan.

The Fund’s securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The Fund’s securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The Prospectus Supplement will describe the method of distribution of the Fund’s securities offered therein.

See “Plan of Distribution” in this Prospectus.

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Management of the Fund

First Pacific Advisors, LP serves as the Fund’s investment adviser (“FPA” or the “Adviser”) and is responsible for the management of the Fund. The Adviser is a registered investment adviser headquartered in Los Angeles, California. As of March 31, 2026, the Adviser had approximately $32.3 billion in assets under management.

Pursuant to an investment advisory agreement, the Fund pays the Adviser monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million (the “Management Fee”). The investment advisory agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.50% of the first $30 million and 1.00% of the remaining average net assets of the Fund for the year.

Benefits to the Adviser	The Adviser will benefit from the Offering, in part, because the investment advisory fee paid by the Fund to the Adviser is based on the Fund’s total net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because it is not known how many Fund securities will be subscribed for and because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value.
Use of Proceeds	Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of any Offering in accordance with its investment objective and policies within six months after the completion of such Offering. To the extent there is any delay in investing the proceeds, the proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investments of the proceeds. See “Investment Objective and Investment Strategies.”
Investment Objective	The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

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Investment Strategies

The Fund strives to accomplish its investment objective over a full market cycle, which the Adviser generally considers to be five to seven years. The Fund employs an opportunistic, balanced strategy using equity and fixed-income investments to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income. Generally, under normal conditions, up to 70% of the Fund’s assets may be allocated to equities, with the remaining assets allocated to public and private credit of varying quality. The Fund will vary its allocation over time as a function of the opportunity set based on the Contrarian Value team’s evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income instruments, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies.

Equity Sleeve. The equity sleeve of the Fund is invested primarily in publicly traded common stocks of U.S. and non-U.S. companies that generally have market values greater than $10 billion at time of purchase, including companies in emerging market countries. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems.

Equity securities held by the Fund include, but are not limited to, common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer’s home country.

The Adviser seeks to invest in companies that currently appear out of favor or undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for growth in the Adviser’s estimation over 5-10 years.

The Adviser looks for businesses that are generally leaders in their industries, with significant competitive strength, solid balance sheets, and shareholder-centric management. The Adviser also looks for companies that may be of a lesser quality but that the Adviser believes possess upside potential that exceeds downside potential. The Adviser may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Adviser selects the companies whose equity securities are offered at a “substantial discount” to the Adviser’s estimate of the company’s worth or intrinsic value. In seeking a “substantial discount,” the Adviser does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis. The Adviser may sell a security if its market price exceeds the Adviser’s estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments found by the Adviser.

Credit Sleeve. The credit sleeve of the Fund is invested primarily in public and private credit instruments of varying quality. The Adviser seeks investments that offer adequate compensation for credit risk and duration risk as interest rates and spreads change.

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A portion of the credit sleeve may be invested in publicly-traded fixed income instruments of varying credit quality, (“public portion”), but is primarily invested in securities rated BBB and below, including non-rated instruments. Note that “BBB,” or equivalent, includes the plus (+) or minus (-) within the rating category. The public portion of the fixed income sleeve may include: (1) debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds(sometimes called “junk” bonds), mortgage-backed pools, and obligations of supra-national agencies, including international development institutions that provide global financing and advisory services for economic development; (2) structured debt instruments, including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”), and collateralized debt obligations (“CDOs”); (3) loans; (4) debt focused business development companies (“BDCs”); and/or (5) structured notes, and similar such issues. These investments may include both U.S. and non-U.S. dollar denominated securities of U.S. and non-U.S. issuers, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933.

A portion of the credit sleeve may also be invested in private debt by origination, syndication, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act (“private portion”). The private portion of the credit sleeve seeks to invest in less liquid instruments that the Adviser believes offers an attractive risk/reward profile when compared to publicly-traded debt.

The Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments.

Repurchase of Common Shares	In 2015, the Fund’s Board of Trustees (the “Board”) authorized the Fund to make open-market repurchases of Common Shares of up to 10% of the Fund’s then-outstanding shares at such times when the Fund’s shares trade at a greater than 10% discount to the Fund’s NAV and when, in the Adviser’s judgment, such repurchases would benefit Common Shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the managers’ ability to raise cash to repurchase shares in a tax-efficient manner. The Fund makes no assurance that it will purchase shares at any specific discount levels or in any specific amounts.
Dividend Reinvestment Plan	Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Shares are eligible to participate in the Dividend Reinvestment Plan (the “DRIP” or the “Plan”), pursuant to which distributions to shareholders are paid in or reinvested in Common Shares of the Fund (the “Dividend Shares”). Equiniti Trust Company, LLC, acts as the “Agent” for Plan participants. All correspondence with the Agent should be sent to: 6201 15th Avenue, Brooklyn, New York 11219.

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A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan. See “Dividend Reinvestment Plan.”
Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their NAV. The Fund’s Common Shares have historically traded at a discount to the Fund’s NAV. Common shares of closed-end investment companies may trade during some periods at prices higher than their NAV and during other periods at prices lower than their NAV. Over the past three years, the discount to NAV fluctuated from a low of [  ]% in [  ] to a high of [  ]% in [  ]. As of [  ], 2026, the Fund trades at an approximate [  ]% [premium/discount] to its NAV. The Fund cannot assure you that its Common Shares and/or Preferred Shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to NAV, the market price of the Fund’s Common Shares and Preferred Shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors” and “Description of the Fund’s Securities.”

The Common Shares and Preferred Shares are designed primarily for long-term investors, and you should not purchase Common Shares or Preferred Shares of the Fund if you intend to sell them shortly after purchase.

Temporary Investments	During temporary defensive periods, including during the period when the proceeds of the Offering are being invested, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds and money market instruments. See “Investment Objective and Investment Strategies—Additional Information about Principal Investment Strategies—Temporary Investments” and “Use of Proceeds.”

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Leverage

The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objective and strategies and the 1940 Act and the rules thereunder). Although the Fund may use leverage, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit. As a closed-end investment company, the Fund may issue senior securities, such as shares of Preferred Stock, consistent with the 1940 Act and the rules thereunder. The Fund currently does not have any senior securities outstanding.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of Preferred Shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares or Preferred Shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such cash dividend or other distribution.

The Fund has entered into a Senior Secured Revolving Credit Facility (the “Facility”) of $20,000,000 with UMB Bank. Under the Facility, the Fund may borrow up to the lesser of the available credit line amount or an amount up to 33.3% of the adjusted net assets of the Fund. Borrowings under this agreement bear interest at a rate of SOFR plus 250 bps. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum.

In the future, the Fund may use forms of leverage other than and/or in addition to a credit facility. See “Risk Factors—Leverage Risk.”

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Co-Investments	The 1940 Act imposes significant limits on the ability of the Fund to co-invest with other funds and clients advised by the Adviser. The Adviser and the Fund have obtained an exemptive order from the SEC (the “Order”) that permits the Fund to co-invest alongside its affiliates in certain negotiated co-investment transactions (each, a “co-investment transaction”). The Order contains certain conditions that limit or restrict the Fund’s ability to participate in such co-investment transactions. The Fund is also permitted to co-invest in certain non-negotiated private placements subject to the requirements of its policies and procedures and applicable SEC no-action guidance which govern non-negotiated private placements. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and participating funds.
Common Shares

Under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund is authorized to issue an unlimited number of Common Shares, par value $1.00 per share, in multiple classes and series thereof as determined from time to time by the Board. Each Common Share has equal voting, dividend, distribution and liquidation rights. The Common Shares are not redeemable and have no preemptive, conversion or exchange rights. With respect to the election of trustees of the Fund, the Common Shares have cumulative voting rights. In the event of liquidation, each Common Share is entitled to its proportion of the Fund’s assets after payment of debts and expenses.

As of [  ], 2026, [  ] Common Shares were outstanding.

Preferred Shares

Under the Declaration of Trust, the Fund is authorized to issue Preferred Shares as determined from time to time by the Board. Holders of Common Shares have no preemptive right to purchase any Preferred Stock that might be issued. The terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board, subject to applicable law and the Declaration of Trust. In the event of any liquidation, dissolution or winding up of the Fund, the holders of any Preferred Stock will be entitled to receive a preferential liquidating distribution. While the holders of Preferred Stock will have equal liquidation and distribution rights to any other series of preferred stock that may be issued in the future, they will be subordinated to the rights of holders of the Fund’s other senior indebtedness, including indebtedness under the Facility.

As of [  ], 2026, no Preferred Shares were outstanding.

Custodian, Fund Accountant, Co-Administrators and Transfer and Shareholders Service Agent and Registrar

UMB Bank, n.a., (“UMB Bank”) serves as the Fund’s custodian.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Bank, serves as the Fund’s fund accountant and co-administrator.

Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.

Equiniti Trust Company, LLC (“ETC”) serves as the Fund’s transfer and shareholder service agent and registrar.

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Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” You should consider carefully the following principal risks before investing in the Fund. The Fund is not intended to be a complete investment program.

Closed-End Fund Risk. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool.

Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund’s closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more “illiquid” assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities). The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Increase in Share Price Volatility; Decrease in Share Price. The Offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offering may result in an increase in the number of Common Shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Market Discount Risk. Common Shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common Shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this Offering by the amount of Offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after the Offering. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

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Risks Associated with Offerings of Additional Common Shares. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future Offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such Offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Risks Associated with Offerings of Preferred Shares. The Fund cannot provide any assurances that an active trading market for the Preferred Stock will exist in the future or that you will be able to sell your shares of the Preferred Stock. While the holders of Preferred Stock will have equal liquidation and distribution rights to any other series of preferred stock that may be issued in the future, they will be subordinated to the rights of holders of the Fund’s other senior indebtedness, including indebtedness under the Fund’s Senior Secured Revolving Credit Facility. The Fund may voluntarily redeem some or all of the outstanding shares of the Fund’s Preferred Stock on or after the dates stated in the applicable governing documents. If the Fund redeems shares of Preferred Stock, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Preferred Stock. The Fund may be unable to pay dividends on its Preferred Stock under some circumstances. The dividends payable by the Fund on its Preferred Stock may exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would generally result in the amount of distributions that exceed the Fund’s earnings and profits being treated first as a return of capital to the extent distributions to a holder do not exceed the holder’s adjusted tax basis in the holder’s Preferred Stock and then, to the extent distributions to the holder exceed the holder’s adjusted tax basis in the holder’s Preferred Stock, as capital gain

Risks Associated with Offerings of Subscription Rights. In the event the Fund issues subscription rights to purchase shares of the Fund’s common stock and/or preferred stock to existing stockholders, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case if they fully exercised their rights. In addition, if the subscription price is less than the Fund’s net asset value per share, then the Fund’s stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer.

Risks Associated with Offerings of Debt Securities. The Fund’s future debt securities, if any, may not be secured by any of the Fund’s assets or any of the assets of the Fund’s subsidiaries. In such cases, the Fund’s future debt securities, if any, would be subordinated to any secured indebtedness the Fund or its subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which the Fund subsequently grants security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of the Fund’s future secured indebtedness and the secured indebtedness of the Fund’s subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Fund’s future debt securities to the extent such debt securities are unsecured.

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Risks Associated with Offerings of Warrants. In the event the Fund issues warrants to purchase Common Shares, Preferred Shares or debt securities, the Fund will issue each series of warrants under a separate warrant agreement to be entered into between the Fund and a warrant agent. The warrant agent will act solely as the Fund’s agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. The Fund and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Leverage Risk. The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could result in special risks for Common Shareholders and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

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Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Fixed Income Instruments. The Fund may invest in fixed income instruments, such as high yield corporate debt securities, or bonds, or U.S. government debt securities. The prices of fixed income instruments respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income instruments tend to move inversely with changes in interest rates. Generally, fixed income instruments decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income instruments give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

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Adjustable Rate Mortgage (“ARM”) Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs have annual reset limits or “caps.” Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. High yield bonds, commonly referred to as “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Private Fund Risk. The Fund invests in external private funds managed by independent external managers. These private funds are generally exempt from registration under the 1940 Act, and, therefore, will not be required to adhere to the restrictions and requirements under the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Equity interests of private funds are not publicly traded and generally are not liquid investments. Additional risks associated with investing in private funds include, among other things, that private funds may incur leverage for investment or other purposes, which may increase the volatility of investments in private funds; private funds generally may invest without limitation in restricted and illiquid investments; the Fund relies primarily on information provided by external managers of the private funds and valuation determinations made by the Adviser in valuing its investments in private funds because there is no readily determinable market price for these private funds; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund’s investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

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Private Credit Risk. Investments in private securities are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund or an underlying fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

BDC Risk. Investments in BDCs may be subject to a high degree of risk. BDCs are closed-end investment companies that typically invest in and/or lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Additionally, a BDC’s portfolio typically will include a substantial amount of investments originated or otherwise acquired in private transactions, which are often illiquid and may be difficult to value. Investments in BDCs that use greater leverage may be subject to heightened risks insofar as gains and losses may be greater than an investment in an unleveraged fund. Shares of listed BDCs, which trade on public exchanges at market value rather than at their net asset value, may at times be subject to greater market volatility and more susceptible to shifts in retail investor sentiment than interests in non-traded BDCs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by BDCs in which it invests, in addition to the fees and expenses regularly borne by the Fund.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller-or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

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Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. The prices of non-U.S. securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s non-U.S. investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since January 20, 2025, the current U.S. administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Risks Associated with Investing in Emerging Markets. Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

●      Have relatively unstable governments;

●      Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

●      Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

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●      Offer less protection of property rights than more developed countries;

●      Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates; and

●      Not have developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of securities that differs materially from its illustrative indices.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. Certain instruments in which the Fund invests may only have limited liquidity or may be illiquid. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

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Over-the-Counter (“OTC”) Investments Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Currency Transactions Risk. Currency hedging involves many of the same risks as other derivative transactions, such as leveraging risk, market risk, liquidity risk, counterparty risk, management risk, operational risk, and legal risk. Currency derivative transactions are also subject to risks different from those of other derivative transactions and can be adversely affected by government exchange controls, limitations, or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments and based on broader factors extrinsic to any particular country’s economy. There can be no assurance that currency transactions or currency hedging techniques will be successful.

Private Placements and Restricted Securities Risks. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A).

Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

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Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Stripped Securities Risk. Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit- worthy and/or highly leveraged (indebted) companies. High yield securities are generally subject to greater levels of credit, call and liquidity risks than higher-rated securities of similar maturity. In addition, such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political sub-divisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

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Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation’s common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities. The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called “Deep Discount Securities” and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer’s financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer’s financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

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Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Regulatory Risk—Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act (the “CEA”). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

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Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Adviser may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Adviser had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

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Anti-Takeover Provisions. The Fund’s Declaration of Trust contains provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective.

Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to remain qualified as a RIC. Any such dispositions could be made at disadvantageous prices or times, may result in substantial losses to the Fund, and may increase the amount of taxes payable by Shareholders if any income and gains are realized as a result of such dispositions. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify for treatment as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. The Fund may also invest in entities that are treated as partnerships for U.S. federal income tax purposes. Because the Fund may be required to take into account income and gains in respect of these investments before receiving, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its assets, or reduce new investments, to obtain the cash needed to make distributions in amounts necessary to satisfy the distribution requirements. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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Derivatives Risk. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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Share Repurchases Risk. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund’s expense ratio. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Securities Lending Risk. For the purposes of reducing borrowing costs or achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

Secured Overnight Financing Rate (“SOFR”) Risk. Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

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SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Please see “Risk Factors” beginning on page 46 of this Prospectus.

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SUMMARY OF COMMON SHAREHOLDER FEES AND EXPENSES

The following tables contain information about the costs and expenses that Common Shareholders will bear, directly or indirectly, as a result of the Offering. The table is based on the capital structure of the Fund as of [  ], 2026 (except as noted below) after giving effect to the Offer, assuming that the Offering is fully subscribed resulting in the receipt of net proceeds from the Offering of $[      ]. If the Fund issues fewer Common Shares in the Offering and the net proceeds to the Fund are less, all other things being equal, the total annual expenses shown would increase. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of the Offering price)	None
Offering Expenses borne by the Fund (as a percentage of the Offering price)	[ ]	%(1)
Dividend Reinvestment Plan Fees	$0	(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(3)
Management Fee	0.69	%(4)
Interest Expenses and Payments on Borrowing	0.00%
Other Expenses	0.21	%(5)
Total Annual Expenses	0.90%

(1)	The related Prospectus Supplement will disclose the estimated amount of Offering expenses, the Offering price and the Offering expenses borne by the Fund as a percentage of the offering price.

(2)	Common Shareholders will pay brokerage charges if they direct the Agent (defined below) to sell Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to shareholders for participating in the Trust’s dividend reinvestment plan.

(3)	Based on net assets attributable to Common Shares during the period ended [ ], 2026, assuming the completion of the proposed issuances.

(4)	The Fund pays the Adviser a monthly Management Fee at an annual rate of 0.725% of the first $100 million, 0.700% of the next $100 million, and 0.675% of the excess over $200 million, of the month end value of the Fund’s total net assets.

(5)	Other expenses are estimated based on those incurred during the fiscal year ended December 31, 2025, assuming the completion of the proposed issuances.

Example

The following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 0.90% of net assets attributable to Common Shares, (2) the sales load of 0% and estimated Offering expenses of [  ]%, and (3) a 5% annual return.*

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

* The Example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The Example assumes that the estimated “Other expenses” set forth in the Total Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example.

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FINANCIAL HIGHLIGHTS

The selected data below sets forth the per-share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the SAI. The financial information for the fiscal years ended December 31, 2025, 2024, and 2023, has been audited by [      ], the Trust’s independent registered public accounting firm. The financial information for the fiscal years ended December 31, 2022, and 2021, has been audited by the Fund’s previous independent registered public accounting firm, which is a different firm from the Fund’s independent registered public accounting firm.

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Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2025	2024	2023	2022[1]	2021[1]
Net asset value, beginning of period	$43.53	$43.91	$40.27	$45.70	$45.35
Income from Investment Operations:
Net investment income[2]	2.07	2.06	1.96	1.16	0.99
Net realized and unrealized gain (loss)	5.70	2.72	4.54	(4.40)	3.94
Less: Federal income tax on undistributed gains[3]	(0.53)	-	-	-	-
Total from investment operations	7.24	4.78	6.50	(3.24)	4.93

Less Distributions:
From net investment income	(1.75)	(2.21)	(2.09)	(1.06)	(2.02)
From net realized gains	(0.75)	(2.95)	(0.82)	(1.16)	(2.59)
Total distributions	(2.50)	(5.16)	(2.91)	(2.22)	(4.61)

Capital stock repurchased	-	- [4]	0.05	0.03	0.03
Net asset value, end of period	$48.27	$43.53	$43.91	$40.27	$45.70

Per share market value at end of period	$45.76	$43.49	$40.38	$38.66	$43.21

Total investment return[5]	11.33%[6]	21.09%	12.46%	(5.28)%	19.95%

Net asset value total return[7]	18.40%[8]	11.11%	16.74%	(7.09)%	11.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$397,282	$356,957	$360,414	$334,832	$382,795
Ratio of expenses to average net assets	0.98%[9]	0.98%	0.97%	0.99%	0.91%
Ratio of net investment income (loss) to average net assets	4.53%	4.52%	4.65%	2.76%	2.05%

Portfolio turnover rate	28%	11%	13%	18%	47%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	The Fund has elected to retain and designate certain long-term capital gains as undistributed "deemed distributions" under Internal Revenue Code Section 852(b)(3)(D). The amount shown represents the federal income tax paid by the Fund at the corporate rate on behalf of shareholders of record. Shareholders are entitled to a corresponding tax credit.
[4]	Amount represents less than $0.01 per share.
[5]	Based on market value per share, adjusted for reinvestment of distributions.
[6]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period.
[7]	Based on net asset value per share, adjusted for reinvestment of distributions.
[8]	Total return on net asset value is calculated similarly but uses the NAV per share. The return using NAV per share has been adjusted to include the $0.53 per share federal income tax paid by the Fund on undistributed long-term capital gains as if it were a distributed dividend.
[9]	If tax fees and interest expenses had been excluded, the expense ratios would have been lowered by 0.05% for the year ended December 31, 2025.

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Senior Securities

Effective January 30, 2025, the Fund entered into a Senior Secured Revolving Credit Facility of $20,000,000 with UMB Bank. Under the Facility, the Fund may borrow up to the lesser of the available credit line amount or an amount up to 33.3% of the adjusted net assets of the Fund. Borrowings under this agreement bear interest at a rate of SOFR plus 250 bps. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Borrowings under the Facility constitute financial leverage and are subject to the 300% asset coverage requirements imposed by the 1940 Act with respect to the amount of the borrowings and the Fund’s ability to declare dividends and distribution or purchase its capital stock.

During the fiscal year ended December 31, 2025, the Fund did not borrow under the line of credit. For the fiscal years ended December 31, 2016 through December 31, 2024, the Fund did not have any senior securities.

THE FUND

Source Capital is a publicly traded, closed-end diversified management investment company registered under the 1940 Act. The Fund was organized as a Delaware corporation on June 24, 1968, and was redomiciled as a Delaware statutory trust on December 31, 2024. The redomiciling was effected through a statutory merger of the predecessor Delaware corporation (the “Predecessor Entity”) with and into the newly-established Delaware statutory trust (the “Current Entity”), which was formed for the purposes of effecting the redomiciling pursuant to an Agreement and Plan of Reorganization entered into by and between the Predecessor Entity and the Current Entity (the “Merger”). In connection with the Merger, (i) each outstanding share of common stock of the Predecessor Entity was automatically converted into one Common Share of the Current Entity, and (ii) the shareholders of the Predecessor Entity became stockholders of the Current Entity. Prior to January 1, 2025, the Fund was named Source Capital, Inc.

The Fund’s principal office is located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and its telephone number is (800) 983-4372 or (310) 473-0225.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any Offering of its securities in accordance with its investment objective and policies as stated in the Prospectus, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within six months after the completion of any Offering. To the extent there is any delay in investing the proceeds, the proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investment of the proceeds. See “Investment Objective and Investment Strategies.”

PRICE RANGE OF COMMON SHARES

The following table sets forth, for the quarters indicated, the high and low sale prices on the NYSE per share of the Fund’s Common Shares and the NAV and the premium or discount from NAV per share at which the Common Shares were trading, expressed as a percentage of NAV, at each of the high and low sale prices provided.

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	Quarterly Closing Sale Price		Quarter-End Closing
Fiscal Quarter Ended	High	Low	Sale Price	NAV Per Common Share(1)	Premium/ (Discount) of Quarter-End Sale Price to Net Asset Value(2)
March 31, 2024	$	$	$	$		%
June 30, 2024						%
September 30, 2024						%
December 31, 2024
March 31, 2025
June 30, 2025
September 30, 2025
December 31, 2025

Source of market prices: Bloomberg.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”
(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

The last reported price for the Fund’s Common Shares on [  ], 2026 was $[  ] per share.

As of [  ], 2026 the NAV per Common Share was $[  ].

As of [  ], 2026, the Fund had outstanding [  ] Common Shares.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies

The Fund strives to accomplish its investment objective over a full market cycle, which the Adviser generally considers to be five to seven years. The Fund employs an opportunistic, balanced strategy using equity and fixed-income investments to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income. Generally, under normal conditions, up to 70% of the Fund’s assets may be allocated to equities, with the remaining assets allocated to public and private credit of varying quality. The Fund will vary its allocation over time as a function of the opportunity set based on the Contrarian Value team’s evaluation of available investment opportunities. The Fund generally invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income instruments, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies.

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Equity Sleeve

The equity sleeve of the Fund is invested primarily in publicly traded common stocks of U.S. and non-U.S. companies that generally have market values greater than $10 billion at time of purchase, including companies in emerging market countries. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems.

Equity securities held by the Fund include, but are not limited to, common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer’s home country.

The Adviser seeks to invest in companies that currently appear out of favor or undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for growth in the Adviser’s estimation over 5-10 years.

The Adviser looks for businesses that are generally leaders in their industries, with significant competitive strength, solid balance sheets, and shareholder-centric management. The Adviser also looks for companies that may be of a lesser quality but that the Adviser believes possess upside potential that exceeds downside potential. The Adviser may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Adviser selects the companies whose equity securities are offered at a “substantial discount” to the Adviser’s estimate of the company’s worth or intrinsic value. In seeking a “substantial discount,” the Adviser does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis. The Adviser may sell a security if its market price exceeds the Adviser’s estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments found by the Adviser.

Credit Sleeve

The credit sleeve of the Fund is invested primarily in public and private credit instruments of varying quality. The Adviser seeks investments that offer adequate compensation for credit risk and duration risk as interest rates and spreads change.

A portion of the credit sleeve may be invested in publicly-traded fixed income instruments of varying credit quality, (the “public portion”), but is primarily invested in securities rated BBB and below, including non-rated instruments. Note that “BBB,” or equivalent, includes the plus (+) or minus (-) within the rating category. The public portion of the fixed income sleeve may include: (1) debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called “junk” bonds), mortgage-backed pools, and obligations of supra-national agencies, including international development institutions that provide global financing and advisory services for economic development; (2) structured debt instruments, including CMBS, RMBS, ABS, CLOs, and CDOs; (3) loans; (4) debt focused business development companies (“BDCs”) and/or (5) structured notes, and similar such issues. These investments may include both U.S. and non-U.S. dollar denominated securities of U.S. and non-U.S. issuers, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933.

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A portion of the credit sleeve may also be invested in private debt by origination, syndication, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act (the “private portion”). The private portion of the credit sleeve seeks to invest in less liquid instruments that the Adviser believes offers an attractive risk/reward profile when compared to publicly-traded debt.

The Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments.

Closed-End Funds

Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund’s closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more “illiquid” assets (as defined by the SEC), including private credit, loan instruments, private funds managed by independent external managers, and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities).

Additional Information about Principal Investment Strategies

To pursue the Fund’s investment objective, the portfolio managers generally invest the Fund’s assets in common stocks and other securities of international and U.S. companies and a diversified portfolio debt securities, cash and cash equivalents, including but not limited to the following securities. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Fixed Income Instruments. The Fund may invest in fixed income instruments, such as high yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

●	Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

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●	Preferred Stock. Preferred stock is typically subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

●	Warrants and Rights. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, the Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer. Warrants and rights will expire if not exercised on or prior to the expiration date.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this Prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Private Funds. The Fund invests in certain private funds that would be investment companies but for the exemptions under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund may invest in such private funds to the extent consistent with its investment objective, investment strategy and otherwise as permitted under the 1940 Act. Previously, the staff of the SEC generally required that closed-end funds limit their investment in private funds to no more than 15% of their assets unless they limit their offers to investors who qualify as “accredited investors” under Regulation D under the Securities Act of 1933 and have required minimum initial investments of at least $25,000. The SEC staff issued guidance on August 15, 2025, that it will no longer request such a limitation. Therefore, the Fund may invest greater than 15% of its assets in private funds. The Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments in private funds as well as direct investments.

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When selecting private fund investments, the Adviser conducts a qualitative and quantitative evaluation of potential external managers, their respective strategies, and pertinent funds. The Adviser seeks to identify private fund managers that, among other considerations, possess extensive experience in their area of expertise, are part of a professional organization with operational depth, and have clear, well-developed strategies to which they have consistently adhered. The Adviser judges such private fund managers based on their key personnel’s experience, character, professional qualifications, investment style, organizational resources, and emphasis on protecting capital. The Adviser also seeks to develop a working relationship with private fund managers to ensure timely and accurate reporting, accurate and verifiable valuation information, adequate transparency, a healthy flow of information, and acceptable documentation.

When lending directly, the Adviser will underwrite a total expected return (including interest and other fees) in the context of understandable collateral that the Adviser believes should offer attractive asset coverage.

Private funds generally may invest without limitation in restricted and illiquid investments and private funds may incur leverage for investment or other purposes, which may increase the volatility of investments in private funds.

U.S. Government Securities. The U.S. government sector includes fixed income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), commercial-mortgage backed securities, residential mortgage-backed securities and single-and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Stripped Securities. Some of the U.S. government and non-agency mortgage pass-through and mortgage-backed securities in which the Fund invests are “stripped securities” i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund’s portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers’ appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

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Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Below Investment Grade Instruments. The Fund expects to invest in instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated instruments determined by the Adviser to be appropriate investments for the Fund. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments are subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the interest rate of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher interest rate. This higher interest rate is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s relative share price volatility.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

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Repurchase Agreements. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by S&P Global Ratings (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a master repurchase agreement (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. In order to distribute such income to its shareholders and avoid Fund-level tax, the Fund may have to dispose of securities that it might have otherwise continued to hold in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Securities Lending. The Fund may also engage in securities lending as part of the Fund’s principal investment strategy.

Temporary Investments. During temporary defensive periods, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) money market instruments. As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns.

The portfolio managers’ emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

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Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks.

Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

LEVERAGE

The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objective and strategies and the 1940 Act and the rules thereunder). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit. As a closed-end investment company, the Fund may issue senior securities, such as shares of preferred stock (“Preferred Stock”), consistent with the 1940 Act and the rules thereunder. The Fund currently does not have any senior securities outstanding.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for Preferred Stock, if applicable, under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the NAV of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s total net assets (less the Fund’s obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on shares of the Fund’s common stock (the “Common Shares”) unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing Preferred Stock, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and Preferred Stock.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding Preferred Stock or notes may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services may be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s total net assets, which include proceeds from leverage.

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Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of Preferred Stock or notes involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund’s Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund’s Common Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues Preferred Stock or notes, the Fund may seek an AAA or equivalent credit rating from one or more NRSROs on any Preferred Stock or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services may be higher than if the Fund does not use leverage because the fees paid are calculated based on total net assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors.

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RISK FACTORS

An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Fund’s Common Shares could decline significantly and you could lose all or a part of your investment.

Risks Relating to the Offer

Closed-End Fund Risk

The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund’s closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more “illiquid” assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities). The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Increase in Share Price Volatility; Decrease in Share Price

The Offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offering may result in an increase in the number of Common Shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Market Discount Risk

Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

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Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future Offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such Offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV per share pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Risks Associated with Offerings of Preferred Shares

The prices of equity securities with fixed income characteristics, such as the Fund’s Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to the Fund’s Preferred Stock may increase, which would result in a decline in the secondary market price of Preferred Shares prior to the redemption date of such Preferred Stock. The Fund’s future debt securities, if any, would be expected to be subject to similar risks.

The Fund cannot provide any assurances that an active trading market for the Preferred Stock will exist in the future or that you will be able to sell your shares of the Preferred Stock. Even if an active trading market does exist, shares of the Preferred Stock may trade at a discount from the liquidation preference for such shares depending on prevailing interest rates, the market for similar securities, the Fund’s credit ratings, if any, general economic conditions, the Fund’s financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for shares of the Preferred Stock may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Preferred Stock for an indefinite period of time.

While the holders of Preferred Stock will have equal liquidation and distribution rights to any other series of preferred stock that may be issued in the future, they will be subordinated to the rights of holders of the Fund’s other senior indebtedness, including indebtedness under the Fund’s Senior Secured Revolving Credit Facility. Therefore, dividends, distributions and other payments to holders of the Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Preferred Stock.

The Fund may voluntarily redeem some or all of the outstanding Preferred Shares on or after the dates stated in the applicable governing documents. The Fund also may be forced to redeem some or all of the outstanding Preferred Shares to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Fund’s Preferred Stock. The Fund may have an incentive to redeem any of the Fund’s outstanding Preferred Stock if market conditions allow the Fund to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on the outstanding Preferred Stock. If the Fund redeems Preferred Shares, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Preferred Stock.

The Fund may be unable to pay dividends on its Preferred Stock under some circumstances. The terms of any future indebtedness the Fund may incur could preclude the payment of dividends in respect of equity securities, including the Fund’s Preferred Stock, under certain conditions.

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The dividends payable by the Fund on its Preferred Stock may exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would generally result in the amount of distributions that exceed the Fund’s earnings and profits being treated first as a return of capital to the extent distributions to a holder do not exceed the holder’s adjusted tax basis in the holder’s Preferred Stock and then, to the extent distributions to the holder exceed the holder’s adjusted tax basis in the holder’s Preferred Stock, as capital gain. Any distribution to a holder of Preferred Stock that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Preferred Stock, and subsequent sales (including cash redemptions) of such holder’s Preferred Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis.

The Preferred Stock and/or the indebtedness incurred in connection with borrowings under the Fund’s Senior Secured Revolving Credit Facility may cause the NAV and market value of the Fund’s Common Stock to be more volatile.

Any indebtedness incurred in connection with the Fund’s Senior Secured Revolving Credit Facility, the Preferred Stock, and any future issuances of additional series of preferred stock or debt securities or other indebtedness, may cause the NAV and market value of the Fund’s common stock to become more volatile. If the dividend rate on the preferred stock or interest rate payable on the Fund’s indebtedness were to approach the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the common stockholders would be reduced. If the dividend rate on the preferred stock or interest rate payable on the Fund’s indebtedness were to exceed the net rate of return on the Fund’s portfolio, the leverage would result in a lower rate of return to the common stockholders than if the Fund had not issued preferred stock or incurred any indebtedness. Any decline in the NAV of the Fund’s investments would be borne entirely by the common stockholders. Therefore, if the market value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the common stockholders than if the Fund was not leveraged through the issuance of preferred stock and the borrowings under the Fund’s Senior Secured Revolving Credit Facility or the future issuance of any debt securities. This greater NAV decrease would also tend to cause a greater decline in the market price for common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or indebtedness or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock or interest payments on the Fund’s indebtedness. In order to counteract such an event, the Fund might need to liquidate investments in order to make payments under the Fund’s Senior Secured Revolving Credit Facility or other future indebtedness or in order to fund a redemption of some or all of the preferred stock. In addition, the Fund would pay (and the common stockholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock or the Fund’s Senior Secured Revolving Credit Facility, including higher advisory fees if the Fund’s total return exceeds the dividend rate on the preferred stock or the interest rate payable on the Fund’s indebtedness.

Risks Associated with Offerings of Subscription Rights

In the event the Fund issues subscription rights to purchase shares of its Common Stock and/or Preferred Stock to existing stockholders, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case if they fully exercised their rights. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than the Fund’s net asset value per share, then the Fund’s stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

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Risks Associated with Offerings of Debt Securities

The Fund’s future debt securities, if any, may not be secured by any of the Fund’s assets or any of the assets of the Fund’s subsidiaries. In such cases, the Fund’s future debt securities, if any, would be subordinated to any secured indebtedness the Fund or its subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which the Fund subsequently grants security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of the Fund’s future secured indebtedness and the secured indebtedness of the Fund’s subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Fund’s future debt securities to the extent such debt securities are unsecured.

The Fund’s future debt securities, if any, may be obligations exclusively of the Fund and not of any of its subsidiaries. In such cases, none of the Fund’s subsidiaries would act as a guarantor of the Fund’s future debt securities, if any, and the Fund’s future debt securities, if any, would not be required to be guaranteed by any subsidiaries the Fund may acquire or create in the future. The assets of any such subsidiary would not be directly available to satisfy the claims of the Fund’s creditors, including holders of its future debt securities, if any.

Except to the extent the Fund is a creditor with recognized claims against its subsidiaries, all claims of creditors (including holders of Preferred Stock or debt, if any) of its subsidiaries will have priority over its equity interests in such subsidiaries (and therefore the claims of the Fund’s creditors, including holders of the Fund’s future debt securities, if any) with respect to the assets of such subsidiaries. Even if the Fund was recognized as a creditor of one or more of its subsidiaries, its claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to the Fund’s claims. Consequently, the Fund’s future debt securities, if any, would be structurally subordinated to all indebtedness and other liabilities (including trade payables) of its subsidiaries and any subsidiaries that the Fund may in the future acquire or establish as financing vehicles or otherwise.

Future debt securities, if any, may be listed on the NYSE. However, the Fund cannot provide any assurances that an active trading market for its future debt securities, if any, will exist in the future or that you will be able to sell its future debt securities, if any. Even if an active trading market does exist, the Fund’s future debt securities, if any, may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, the Fund’s credit ratings, if any, general economic conditions, the Fund’s financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for the Fund’s future debt securities, if any, may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Fund’s future debt securities, if any, for an indefinite period of time.

The Fund’s future debt securities, if any, may be redeemable in whole or in part at any time or from time to time at the Fund’s sole option as set forth in the applicable indenture or otherwise. The Fund may choose to redeem any of its future debt securities, if any, at times when prevailing interest rates are lower than the interest rate paid on the applicable future debt securities, if any. In this circumstance, holders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the future debt securities, if any, being redeemed.

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Any default under any agreements that may govern the Fund’s future debt securities, if any, the Fund’s future indebtedness or under other indebtedness to which the Fund may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make the Fund unable to pay principal, premium, if any, and interest on the Fund’s future debt securities, if any, and substantially decrease the market value of its future debt securities, if any. If the Fund is unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on the Fund’s indebtedness, or if the Fund otherwise fails to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, the Fund could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt the Fund may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against the Fund’s assets, and the Fund could be forced into bankruptcy or liquidation. If the Fund’s operating performance declines, the Fund may in the future need to seek to obtain waivers from the required lenders or holders of any debt that the Fund may incur in the future to avoid being in default. If the Fund breaches its covenants under its debt and seeks a waiver, the Fund may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, the Fund would be in default and its lenders or debt holders could exercise their rights as described above, and the Fund could be forced into bankruptcy or liquidation. If the Fund is unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, the Fund may be unable to repay or finance the amounts due.

Risks Associated with Offerings of Warrants

In the event the Fund issues warrants to purchase Common Shares, Preferred Shares or debt securities, the Fund will issue each series of warrants under a separate warrant agreement to be entered into between the Fund and a warrant agent. The warrant agent will act solely as the Fund’s agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. The Fund and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon the Fund’s liquidation, dissolution or winding up or to exercise any voting rights.

Leverage Risk

The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness. Borrowings constitute financial leverage and are subject to the 300% asset coverage requirements imposed by the 1940 Act with respect to the amount of the borrowings. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares or Preferred Shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such cash dividend or other distribution.

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Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that the reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred stock and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services may be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s total net assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred stock or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees.

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The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

●	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser may be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Market Risk

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Risks Associated with Investing in Equities

Equity securities, generally common stocks, preferred stock and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may in-crease the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

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Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks Associated with Investing in Fixed Income Instruments

The Fund invests in loans and other types of fixed income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. These risks may be greater in the current market environment of historically low interest rates. The obligor of a fixed income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Participation interests will only give the Fund the right to receive payments of principal and interest from the institution participating out the loan, and not directly from the obligor, and will typically give the Fund limited consent rights to amendments of the underlying credit documents. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

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The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Interest Rate Risk

As with most funds that invest in debt securities, changes in interest rates, including rates that fall below zero, are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and he Fund’s investments. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility, and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods of increasing interest rates the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

Adjustable-Rate Mortgage (“ARM”) Risk

During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs generally have annual reset limits or “caps”. Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Credit Risk

Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer’s ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk

Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

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Private Fund Risk

The Fund invests in external private funds managed by independent external managers. These private funds are generally exempt from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments in private funds as well as direct investments.

A shareholder’s investment in the Fund will be affected by the investment policies and decisions of the portfolio managers of each private fund in which the Fund invests, which may impact the strategies, risks, and costs of and for the Fund itself. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the private funds invest and the financial condition and prospects of issuers in which the private funds invest. Shareholders of the Fund may have limited information about the private funds in which the Fund invests, including with respect to the private funds’ holdings, liquidity, and valuation.

The Fund is registered as an investment company under the 1940 Act, which is designed to afford various protections to investors in pooled investment vehicles. However, the private funds in which the Fund invests are not subject to the provisions of the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Managers of private funds might not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). If the Fund invests in private funds managed by managers that are not registered as investment advisers, or that comply with an exemption from registration as an investment adviser, the Fund will not have the benefit of certain of the protections of the Investment Advisers Act.

The interests of the private funds in which the Fund invests are typically illiquid. There is often no secondary market for interests in many private funds, which typically must be sold in privately negotiated transactions. In addition, the Fund’s interests in private funds may be subject to substantial restrictions on transfer, and the Fund may liquidate an interest and withdraw from a private fund pursuant to limited withdrawal rights. Private funds may impose a lockup period or otherwise suspend withdrawal rights of shareholders, including the Fund, from time to time. If the Adviser determines to cause the Fund to sell its interest in a private fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

The Fund will bear its pro rata share of a private fund’s expenses, including its management fees, performance fees and other expenses. The level of such fees and expenses impacts the Fund’s performance. A shareholder of the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, brokerage transaction expenses, management fees, and administrative and custody fees) and, indirectly, similar expenses of the private funds. Thus, a shareholder of the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a fund that did not invest in private funds.

Performance fees are fees paid to a private fund’s manager based on the private fund’s investment performance (or returns) as compared to some benchmark. The performance fees payable to the manager of a private fund may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of a performance fee. Managers of certain of the underlying private funds may receive performance fees, even if the performance of other underlying private funds—or the overall performance of the Fund itself—is negative (i.e., “netting risk”).

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The Fund may invest in private funds that use borrowings to finance investments or to meet operating expenses. The use of leverage may enable private funds to produce higher total returns. However, since any fall in the value of a private fund’s investments is borne by that private fund, when there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund’s investment and therefore have a material adverse impact on returns to the Fund.

Private funds in which the Fund invests will not typically have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund’s interests in private funds is ordinarily determined each business day based in part on estimated valuations provided by private fund managers and also on valuation determinations made by the Adviser, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations.

The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding private fund capital calls or near-term investment opportunities. Additionally, the Fund has a $20 million credit facility with UMB Bank, N.A., that may be used to fund private fund capital calls. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the private funds (including the forfeiture of the Fund’s investment in a private fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Additional risks associated with investing in private funds include, among other things, that private funds generally may invest without limitation in restricted and illiquid investments; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund’s investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

Private Credit Risk

Private credit investments are restricted securities that are not traded in public markets and are subject to substantial holding periods such that the Fund, or an underlying fund, may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may therefore at times have an out-sized impact on the performance of the Fund. Private credit investments are also subject to the risks associated with investing in private securities, including liquidity and valuation risk. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt, and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund or a private credit fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

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BDC Risk

Investments in BDCs may be subject to a high degree of risk. BDCs are closed-end investment companies that typically invest in and/or lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Additionally, a BDC’s portfolio typically will include a substantial amount of investments originated or otherwise acquired in private transactions, which are often illiquid and may be difficult to value. Investments in BDCs that use greater leverage may be subject to heightened risks insofar as gains and losses may be greater than an investment in an unleveraged fund. Shares of listed BDCs, which trade on public exchanges at market value rather than at their net asset value, may at times be subject to greater market volatility and more susceptible to shifts in retail investor sentiment than interests in non-traded BDCs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by BDCs in which it invests, in addition to the fees and expenses regularly borne by the Fund. Fees and expenses of BDCs are generally higher than those of other registered investment companies.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies

The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller-or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities

Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

●	The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

●	Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

●	The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

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●	Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non-U.S. holdings or exposures.

●	Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

●	Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

●	Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

●	Changes in currency exchange rates will affect the value of the Fund’s non-U.S. holdings or exposures.

●	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

●	International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund’s non-U.S. holdings or exposures. Since January 20, 2025, the current U.S. administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. In addition, the current administration has sought to reduce the size of the U.S. government by, for example, reducing the headcount of and freezing funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These, as well as other potential effects which are not currently known, may have a negative impact on the Fund or on markets generally.

●	Global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region, or financial market.

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The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets

In investing the Fund’s assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing

Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

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Liquidity Risk

Certain instruments in which the Fund invests may only have limited liquidity or may be illiquid. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Currency Transactions Risk

Currency hedging involves many of the same risks as other derivative transactions, such as leveraging risk, market risk, liquidity risk, counterparty risk, management risk, operational risk, and legal risk. Currency derivative transactions are also subject to risks different from those of other derivative transactions and can be adversely affected by government exchange controls, limitations, or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments and based on broader factors extrinsic to any particular country’s economy. There can be no assurance that currency transactions or currency hedging techniques will be successful.

Over-the-Counter Risk

Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Private Placements and Restricted Securities Risk

Private placement securities are securities that have been privately placed and are not registered under the Securities Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A).

Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

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U.S. Government Securities Risk

Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage-Related and Asset-Backed Risk

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These pre-payments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield.

Mortgage-related securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only (“IOs”) or principal-only (“POs”). These securities are frequently referred to as “stripped securities” and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, and in particular those not backed by a government guarantee, are subject to credit risk.

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The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Adjustable-Rate Mortgage (“ARM”) Risk.

During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs generally have annual reset limits or “caps”. Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Stripped Securities Risk

Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Risks Associated with Investing in High Yield Securities

High yield bonds, which are sometimes called “junk” bonds, are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

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Sovereign and Government-Related Debt

Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political sub-divisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities

A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation’s common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called “Deep Discount Securities” and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer’s financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer’s financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Risks Associated with Investing in Repurchase Agreements

A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income. Repurchase agreements are considered to be loans under the 1940 Act.

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Management Risk

The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors.

Future dispositions of Common Shares by large investors could adversely impact the market price and premium or discount to NAV at which the Common Shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding Common Shares among a limited number of investors and any applicable restrictions on resale, the trading volume of Common Shares, and resulting secondary market liquidity for the Common Shares, may be lesser than that of funds of a similar size whose shares are more widely held. Further, the Fund is subject to the risk that shareholders purchase Common Shares in large amounts rapidly or unexpectedly. These transactions could adversely affect the ability of the Fund to achieve its investment objective.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty

The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

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Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Valuation Risk

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Adviser may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Adviser had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

Unlike publicly-traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. These provisions require the affirmative vote or consent of the holders of at least a majority of the outstanding voting securities (as defined in the 1940 Act) for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund’s Declaration of Trust making the common stock a redeemable security or reducing the vote required by the Declaration of Trust. See “Conversion to Open-End Fund.”

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Risks Relating to Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to remain qualified as a RIC. Any such dispositions could be made at disadvantageous prices or times, may result in substantial losses to the Fund, and may increase the amount of taxes payable by Shareholders if any income and gains are realized as a result of such dispositions. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify for treatment as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that are treated as having “market discount” and/or OID for U.S. federal income tax purposes. The Fund may also invest in entities that are treated as partnerships for U.S. federal income tax purposes. Because the Fund may be required to take into account income and gain in respect of these investments before receiving, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its assets, or reduce new investments, to obtain the cash needed to make distributions in amounts necessary to satisfy the distribution requirements. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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Derivatives

The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Under the Derivatives Rule, which relates to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, the Fund is permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Fund complies with certain value-at-risk leverage limits and derivatives risk management program and Board oversight and reporting requirements or comply with a “limited derivatives users” exception. The Fund has elected to rely on the limited derivatives users exception. The Fund may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, the Fund has adopted and implemented written policies and procedures reasonably designed to manage the Fund’s derivatives risk and limit its derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits the Fund to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Fund aggregates the amount of indebtedness associated with its reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. However, these transactions may represent a form of economic leverage and will create risks. The potential loss on such instruments may be substantial relative to the initial investment therein and compliance with Rule 18f-4 will not limit or offset losses on related positions.

Cybersecurity

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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Share Repurchases Risk

Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund’s expense ratio. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Securities Lending Risk

For the purposes of reducing borrowing costs or achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Misconduct of Employees and of Third-Party Service Providers

Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

SOFR Risk

Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of LIBOR, the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the FRBNY. If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

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SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Recent Market Events

Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, some countries and regions in which the Fund may invest have experienced security concerns; wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East; terrorism; economic uncertainty; natural and environmental disasters; and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies.

Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The administration has also sought to reduce the headcount of and freeze or reduce funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts and other similar actions may have unforeseen consequences on the economy and markets generally, and could negatively impact the Fund.

Raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

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Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets at least quarterly. The Board holds executive sessions (without partners and/or employees of the Adviser or interested Trustees) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board of Trustees meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets from time to time as needed. Each Trustee also serves as a Trustee of Investment Managers Series Trust III, which includes funds for which the Adviser serves as investment adviser.

The Board is currently composed of four Trustees, including three Trustees each of whom is not an “interested person” of the Fund, as that term is defined in the 1940 Act. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

First Pacific Advisors, LP is the Fund’s investment adviser. The Adviser is headquartered at 2101 E. El Segundo Boulevard, Suite 301, El Segundo, California 90245. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since the Fund’s inception in 1968. As of March 31, 2026, the Adviser manages assets of approximately $32.3 billion and serves as the investment adviser for registered investment companies, including the Fund, and other institutional, sub-advised and private fund accounts. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund. FPA GP is the general partner of the Adviser. Steven Romick has a controlling interest in the Adviser.

Pursuant to an investment advisory agreement (the “Agreement”), the Fund pays the Adviser monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million of average total net assets as of the last business day of each month. The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the fiscal year ended December 31, 2025, the Adviser did not waive any portion of its advisory fee.

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025.

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Portfolio Management Team

The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Fund are Mark Landecker, CFA, Abhijeet Patwardhan, Steven Romick, CFA, and Brian Selmo, CFA.

Mr. Landecker is Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Landecker is also Portfolio Manager of the FPA Crescent Fund (since June 2013), Portfolio Manager of FPA Global Equity ETF (since December 2021) and Portfolio Manager of FPA Global Equity ETF (since 2026). Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Portfolio Manager of the Fund (since December 2015), a Partner (since January 2017) and a Director of Research (since April 2015) of the Adviser. Mr. Patwardhan is Portfolio Manager of the FPA New Income Fund (since November 2015), Portfolio Manager of FPA Flexible Fixed Income Fund (since December 2018) and Portfolio Manager of FPA Short Duration Government ETF (since October 2024). Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Portfolio Manager of the Fund (since December 2015), and a Managing Partner of the Adviser (since January 2010). Mr. Romick is also Portfolio Manager of the FPA Crescent Fund (since June 1993), and Portfolio Manager of FPA Global Allocation ETF (since 2026).

Mr. Selmo is Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Selmo is also Portfolio Manager of FPA Crescent Fund (since June 2013), Portfolio Manager of FPA Global Equity ETF (since December 2021) and Portfolio Manager of FPA Global Allocation ETF (since 2026). Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

The Adviser also serves as investment adviser to the following registered investment companies, which are series of Investment Managers Series Trust III: FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, FPA Short Duration Government ETF, FPA Global Equity ETF, FPA Queens Road Value ETF and FPA Global Allocation ETF.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Trust Expenses

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than those affiliated with the Adviser); fees and charges of independent accountants, custodian and depository and legal counsel for the Fund; fees and charges of the Fund’s transfer agent, including the costs of maintaining the Fund’s shareholder account books and records; dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to Federal, State or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to the Fund’s shareholders; expenses of meeting of shareholders and Trustees; broker’s’ commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of the Fund and complying with the requirements of the SEC under the 1940 Act, the 1933 Act, the 1934 Act; and advertising and public relations expenses, if any.

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During any periods when the Fund is using leverage, the advisory fee paid to the Adviser may be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s total net assets, which includes the assets purchased through leverage.

Co-Investment Activity and Allocation of Investment Opportunities

Pursuant to the Fund’s Order, the Fund is permitted to participate in certain co-investment transactions alongside other funds managed by the Adviser. The Order is subject to certain terms and conditions, including, among other things, that the Fund and any other funds managed by the Adviser participating in a co-investment will acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and with substantially the same other terms. Additionally, a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Trustees must review the Adviser’s Co-Investment Policy to ensure that it is reasonably designed to prevent the Fund from being disadvantaged by participation in the co-investment program and approve a Co-Investment Policy for the Fund. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and participating funds.

The Adviser and its affiliated investment managers may determine that an investment is appropriate both for the Fund and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Adviser may make all such investments subject to compliance with applicable regulations and interpretations, and its allocation procedures. The Adviser has adopted allocation procedures that are intended to ensure that each fund or account managed by it or certain of its affiliates (“FPA-advised funds”) are treated in a manner that, over time, is fair and equitable. Allocations generally are made pro rata based on order size. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for certain FPA-advised funds but is limited in availability, the Fund may receive a lower allocation than may be desired by its portfolio managers or no allocation if it is determined that the investment is more appropriate for a different FPA-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating FPA-advised fund.

In the event that investment opportunities are allocated among the Fund and other FPA-advised funds, the Adviser may not be able to structure the Fund’s investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by other FPA-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other FPA-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by it and such other FPA-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the Fund’s disadvantage. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

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It is possible that other FPA-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other FPA-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit such other FPA-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more FPA-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more FPA-advised funds. In these circumstances the Adviser and its affiliates will seek to resolve each conflict in a manner that is fair to the various clients involved in light of the totality of the circumstances. In some cases, the resolution may not be in the Fund’s best interests.

The Adviser is paid a fee based on a percentage of the Fund’s managed assets, which include leverage. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other FPA-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.

The Adviser and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

CUSTODIAN, FUND ACCOUNTANT, CO-ADMINISTRATORS, TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Custodian

UMB Bank, n.a. serves as the Fund’s custodian. The custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. For performing such services, the custodian receives fees based on complex-wide assets.

Fund Accountant and Co-Administrators

UMB Fund Services, Inc., an affiliate of UMB Bank, 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serve as the Fund’s other co-administrator. The Fund pays the co-administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

Transfer and Shareholder Service Agent and Registrar

Equiniti Trust Company, LLC serves as the Fund’s transfer and shareholder service agent and registrar. ETC is located at 6201 15th Avenue, Brooklyn, New York 11219. For performing such services, ETC receives a monthly fee for its services.

The Fund’s allocated fees incurred for fund accounting, fund administration, custody, and transfer agent services for the six months ended December 31, 2025, are reported as Fund services fees on the Statement of Operations.

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CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV as of the close of trading on the NYSE, every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMBFS at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the OTC market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate NAVs.

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Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s NAV is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMBFS by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMBFS receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMBFS within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

Distributions

The Fund’s distribution policy with respect to the Common Shares and Preferred Shares provides for regular monthly distributions. Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

For years in which the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Future distribution policy will be influenced by future events, including compliance with tax and legal requirements as they exist from time to time.

Dividend Reinvestment Plan

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Shares are eligible to participate in the dividend reinvestment plan (“DRIP” or the “Plan”), pursuant to which distributions to shareholders are paid in or reinvested in Common Shares (“Dividend Shares”). ETC acts as the “Agent” for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

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Purchases of the Fund’s shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund’s Common Shares on the NYSE is lower than the Fund’s most recently calculated NAV per share. To the extent that outstanding shares are not available at a cost of less than NAV per share, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued Common Shares on the payment date. Such shares are issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price per share plus commissions of the Fund’s Common Shares is above the NAV per share, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price per share plus commissions is below the NAV per share, participants will receive distributions in shares at prices below the NAV per share. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV per share.

For U.S. federal income tax purposes, each shareholder who reinvests distributions in additional shares pursuant to the Plan is treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received as if the shares were purchased from the Fund. Such value may exceed the amount of the cash distribution that would otherwise have been paid to such shareholder if the shareholder did not participate in the Plan. If outstanding shares are purchased in the open market by the Fund and such shares are distributed to shareholders participating in the Plan, the taxable distribution of any such shares to a shareholder participating in the Plan will equal the cash distribution that would otherwise have been paid to the shareholder. In either event, the cost basis in the shares received by a shareholder participating in the Plan will initially equal the amount recognized by such shareholder as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to federal backup withholding, the Agent will reinvest dividends after deduction of any amounts required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

CASH INVESTMENT PLAN

All Common Shareholders are offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional Common Shares of the Fund through participation in the Cash Investment Plan (“Cash Plan”). The investment date is the 15th of every month.

Under the Cash Plan, the Agent each month invests the aggregated funds of all the participants for that month in additional Common Shares purchased at market price plus brokerage costs and an applicable service charge. Distributions payable on all shares credited to a participant’s account are automatically reinvested in additional shares pursuant to the terms of the DRIP. Pending investment, a participant’s funds held by the Agent will not bear interest. A participant may withdraw his or her entire cash payment by written notice received by the Agent not less than 48 hours before such payment is to be invested.

The price at which the Agent is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and a service charge of $5.00 per transaction) of all shares purchased by it for all participants in the Cash Plan and as Agent for all participants in the DRIP, with the aggregate funds of all participants used for such purpose for each investment date. Shares are purchased by the Agent as soon as practicable, but no later than thirty days, after the investment date. A brochure describing the terms and conditions of the Cash Plan is available from the Agent. The Cash Plan may be amended or terminated by the Fund.

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DESCRIPTION OF THE FUND’S SECURITIES

This Prospectus contains a summary of the Fund’s Common Shares, Preferred Stock, subscription rights, debt securities, and warrants. These summaries are not meant to be a complete description of each security. However, this Prospectus and the accompanying Prospectus Supplement will contain the material terms and conditions for each security being offered thereby.

DESCRIPTION OF THE FUND’S COMMON STOCK

The Fund is a diversified closed-end management investment company organized as a Delaware statutory trust. The Fund is authorized to issue an unlimited number of shares, par value $1.00 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions. Each share has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, the Common Shares will be fully paid and non-assessable. All Common Shares are equal as to distributions, assets and voting privileges. Common Shares are not redeemable and have no preemptive, conversion or exchange rights. The Common Shares have cumulative voting rights with respect to the election of trustees of the Fund.

Offerings of shares require approval by the Fund’s Board. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that Common Shares may not be issued at a price below the then current NAV per share, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s Common Shareholders. In the event of liquidation, each Common Share is entitled to its proportion of the Fund’s assets after payment of debts and expenses.

The Fund’s Common Shares are listed on the NYSE under the symbol “SOR.” The average weekly trading volume of the Common Shares on the NYSE during the year ended December 31, 2025, was [   ] shares.

The Fund’s NAV per share will be reduced immediately following the offering of Common Shares by the amount of the Offering expenses paid by the Fund. Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the past 3 years, the discount to NAV fluctuated from a low of [ ]% in [ ] to a high of [ ]% in [ ]. As of [ ], 2026, the Fund trades at an approximate [ ]% [premium/discount] to its NAV. Because the market value of the Common Shares may be influenced by such factors as dividend and distribution levels, dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV per share in the future. The Common Shares are designed primarily for long term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

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The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its Common Shares for a price below its NAV per share, the NAV per share of the Common Shares that remain outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding Common Shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of Common Shares will reduce the net income of the Fund.

Shareholders whose Common Shares are registered in their own name will have all distributions reinvested pursuant to the DRIP. For a more detailed discussion of the DRIP, see “Dividend Reinvestment Plan.”

Book Entry

The Common Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent.

DESCRIPTION OF THE FUND’S PREFERRED STOCK

In addition to shares of Common Stock, the Fund’s Declaration of Trust provides that the Board of the Fund may authorize and issue Preferred Stock, with rights as determined by the Board, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Stock that might be issued. The Fund may elect to issue Preferred Stock as part of a leveraging strategy. The terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board, subject to applicable law and the Declaration of Trust.

For any Preferred Stock that the Fund may issue, the Board will determine and the Prospectus Supplement relating to such issuance will describe:

●	the designation and number of Preferred Shares of such series;

●	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on Preferred Shares of such series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the Preferred Shares of such series, including adjustments to the conversion price of such series;

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●	the rights and preferences, if any, of holders of Preferred Shares of such series upon the liquidation, dissolution or winding up of the Fund’s affairs;

●	the voting powers, if any, of the holders of Preferred Shares of such series;

●	any provisions relating to the redemption of the Preferred Shares of such series;

●	any limitations on the Fund’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while Preferred Shares of such series are outstanding;

●	any conditions or restrictions on the Fund’s ability to issue additional Preferred Shares of such series or other securities while Preferred Shares of such series are outstanding;

●	a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of Preferred Shares of such series, and the qualifications, limitations or restrictions thereof.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Stock will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s trustees if dividends on such Preferred Shares are in arrears by two years or more.

The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

DESCRIPTION OF THE FUND’S SUBSCRIPTION RIGHTS

General

The Fund may issue subscription rights to (1) the Fund’s Common Stock shareholders to purchase Common Shares and/or Preferred Stock Shares, or (2) the Fund’s Preferred Stock shareholders to purchase Preferred Stock Shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering, the Fund may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. The Fund will not offer transferable subscription rights to its stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless the Fund first files a post-effective amendment that is declared effective by the SEC with respect to such issuance and the Common Stock and/or Preferred Stock to be purchased in connection with the rights represents no more than one-third of the Fund’s outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to the Fund’s stockholders, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement, containing all of the material terms of the Rights agreement relating to such Rights (the “Subscription Rights Agreement”), to the Fund’s Common or Preferred shareholders, as applicable, as of the record date that the Fund sets for determining the shareholders eligible to receive subscription rights in such offering. The Fund’s existing stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether such stockholders exercise any subscription rights.

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The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of subscription rights issued in respect of each Common Share;

●	the number of subscription rights required to purchase a single Preferred Share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	a discussion of certain U.S. federal income tax considerations applicable to such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right the Fund may have in connection with such subscription rights offering;

●	the expected trading market, if any, for rights; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the subscription rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the Subscription Rights Agreement.

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Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Fund upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than the Fund’s then current net asset value per share, the rights offering may reduce the Fund’s net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent the Fund engages in multiple rights offerings within a limited time period. In addition, the market price of the Fund’s common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering.

DESCRIPTION OF THE FUND’S DEBT SECURITIES

The Fund may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular Prospectus Supplement relating to that series. The Prospectus Supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the Prospectus Supplement relating to that series.

As required by federal law for all bonds and notes of companies that are publicly offered, any future debt securities the Fund may issue, are governed by a document called an “indenture.” An indenture is a contract between the Fund and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against the Fund if the Fund defaults. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “- Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for the Fund with respect to its debt securities.

All the material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities, are described in this prospectus and in the Prospectus Supplement accompanying this prospectus. Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The Fund urges you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part. See “Available Information” for information on how to obtain a copy of the indenture. The Fund will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Additional Information” for information on how to obtain a copy of the indenture.

A Prospectus Supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including, as applicable, the following:

●	the designation or title of the series of debt securities;
●	the total principal amount of the series of debt securities;
●	the percentage of the principal amount at which the series of debt securities will be offered;

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●	the date or dates on which principal will be payable;
●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
●	the terms for redemption, extension or early repayment, if any;
●	the currencies in which the series of debt securities are issued and payable;
●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
●	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
●	the denominations in which the offered debt securities will be issued;
●	the provision for any sinking fund;
●	any restrictive covenants;
●	any Events of Default;
●	whether the series of debt securities are issuable in certificated form;
●	any provisions for defeasance or covenant defeasance;
●	a discussion of certain U.S. federal income tax considerations;
●	whether and under what circumstances the Fund will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether the Fund will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
●	whether the debt securities are subject to subordination and the terms of such subordination;
●	the listing, if any, on a securities exchange; and
●	any other terms.

The debt securities may be secured or unsecured obligations. Unless the Prospectus Supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by the Fund in immediately available funds.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

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While any indebtedness and other senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to the Fund’s stockholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund may also borrow amounts up to 5% of the value of the Fund’s total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Leverage” and “Risk Factors – Leverage Risk”. Regulations governing the Fund’s operation as a registered closed-end management investment company affect the Fund’s ability to raise, and the way in which the Fund raises, additional capital, which may expose the Fund to risks, including the typical risks associated with leverage.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and an attached Prospectus Supplement, or “offered debt securities,” and any debt securities issuable upon the upon conversion or exchange of other offered securities, or “underlying debt securities,” may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “- Events of Default” and “- Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event the Fund issues a large amount of debt or the Fund is acquired by another entity.

The Fund refers you to the applicable Prospectus Supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or the Fund’s covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

The Fund expect that it will usually issue debt securities in book-entry only form represented by global securities.

The Fund has the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Additional Debt Securities

Under the 1940 Act and pursuant to the indenture, the Fund may only issue senior securities representing indebtedness that rank in parity with each other with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs. The Fund may also issue additional series of debt securities under the indenture and other debt securities in accordance with the limitations of the 1940 Act. Under the 1940 Act, so long as any debt securities are outstanding, additional debt securities must rank in parity with such securities with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs. In addition, the Fund may also enter certain other evidences of indebtedness (including bank borrowings and commercial paper) representing senior securities. The Fund may also borrow in amounts up to 5% of the Fund’s total assets if the borrowing is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed).

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Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the Prospectus Supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or the Fund, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the Prospectus Supplement.

Payment and Paying Agents

Unless the Prospectus Supplement relating to such debt security states otherwise, the Fund will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because the Fund will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt security must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the security to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

The Fund will make payments on debt securities so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, the Fund will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Book-Entry Issuance”.

Payments on Certificated Securities

In the event the Fund’s debt securities become represented by certificates, unless the Prospectus Supplement relating to such debt security states otherwise, the Fund will make payments on its debt securities as follows. The Fund will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the record date. The Fund will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the Prospectus Supplement or in a notice to holders against surrender of the debt security.

Alternatively, at the Fund’s option, the Fund may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

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Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, the Fund will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached Prospectus Supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of debt securities of your series and is not cured, as described later in this subsection. The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the Prospectus Supplement relating to such debt security states otherwise):

●	The Fund does not pay the principal of, or any premium on, a debt security of the series when due.

●	The Fund does not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

●	The Fund does not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date.

●	The Fund remains in breach of any other covenant with respect to debt securities of the series for 60 days after the Fund receives a written notice of default stating the Fund is in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

●	The Fund files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against the Fund under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

●	On the last business day of each of twenty-four consecutive calendar months, all series of the Fund’s debt securities issued under the indenture together have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to exemptive relief, if any, granted to the Fund by the SEC.

●	Any other Event of Default in respect of debt securities of the series described in the applicable Prospectus Supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

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Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing (unless the Prospectus Supplement relating to such debt security states otherwise), the following remedies are available. The trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all of the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) the Fund has deposited with the trustee all amounts due and owing with respect to the debt securities of that series (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default with respect to that series have been cured or waived.

Except in the cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the applicable trustee written notice that an Event of Default has occurred and remains uncured;

●	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee reasonable indemnity, security or both against the cost and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, the Fund will furnish to the trustee a written statement of certain of the Fund’s officers certifying that to their knowledge the Fund is in compliance with the Indenture and the debt securities, or else specifying any default.

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Waiver of Default

The holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

●	in the payment of principal or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, the Fund is generally permitted to consolidate or merge with another entity. The Fund is also permitted to sell all or substantially all of the Fund’s assets to another entity. However, the Fund may not take any of these actions unless all the following conditions are met:

●	where the Fund merges out of existence or convey or transfer all of the Fund’s assets, the resulting entity must agree to be legally responsible for the Fund’s obligations under the debt securities;

●	immediately after the transaction, no default or Event of Default will have happened and be continuing;

●	the Fund must deliver certain certificates and documents to the trustee; and

●	the Fund must satisfy any other requirements specified in the Prospectus Supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes the Fund can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that the Fund cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security;

●	change the terms of any sinking fund with respect to any debt security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of a debt security following a default;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security;

●	impair your right to sue for payment following the date on which such amount is due and payable;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

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●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage in principal amount of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage in principal amount of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation the Fund has to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the securityholders. This type is limited to clarifications, evidencing succession of another person to the Fund and the assumption by any such successor of the covenants of the Fund in the indenture and applicable to the debt securities, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of outstanding debt securities in any material respect. The Fund also does not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive the Fund’s compliance with some of its covenants in the indenture. However, the Fund cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, the Fund will use the following rules to decide how much principal to attribute to any debt securities and any future indebtedness:

●	for original issue discount securities, the Fund will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

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●	for debt securities whose principal amount is not known (for example, because it is based on an index), the Fund will use a special rule for that debt security described in the Prospectus Supplement; and

●	for debt securities denominated in one or more foreign currencies, the Fund will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if the Fund has deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “- Defeasance - Full Defeasance.”

The Fund will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If the Fund sets a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if the Fund seeks to change the indenture or debt securities or request a waiver.

Defeasance

The following defeasance provisions will be applicable to each series of debt securities (unless the Prospectus Supplement relating to such debt security states otherwise). “Defeasance” means that, by depositing with the trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, the Fund will be deemed to have been discharged from its obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below the Fund would be released from certain covenants under the indenture relating to the applicable debt securities. The consequences to the holders of such securities would be that, while they would no longer benefit from certain covenants under the indenture, and while such securities could not be accelerated for any reason, the holders of applicable debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, the Fund can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, the following must occur:

●

if the debt securities of a particular series are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of such securities a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

●	the Fund must deliver to the trustee a legal opinion of the Fund’s counsel confirming that, under current U.S. federal income tax law, the Fund may make the above deposit without causing you to be taxed on the debt securities any differently than if the Fund did not make the deposit;

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●	the Fund must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of the Fund’s other material agreements or instruments;

●	no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfaction of the conditions for covenant defeasance contained in any supplemental indentures.

If the Fund accomplishes covenant defeasance, you can still look to the Fund for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as the Fund’s bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or the Fund obtains an IRS ruling, as described below, the Fund can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the Fund puts in place the following other arrangements for you to be repaid:

●	if the debt securities of a particular series are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of such securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on such securities on their various due dates;

●	the Fund must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows the Fund to make the above deposit without causing you to be taxed on the debt securities any differently than if the Fund did not make the deposit. Under current U.S. federal income tax law the deposit and the Fund’s legal release from the debt securities would be treated as though the Fund paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●	the Fund must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the Indenture or any of the Fund’s other material agreements or instruments;

●	no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfaction of the conditions for full defeasance contained in any supplemental indentures.

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If the Fund ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to the Fund for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of the Fund’s lenders and other creditors if the Fund ever became bankrupt or insolvent. If your debt securities were effectively subordinated, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. The Fund has appointed the trustee to act as the Fund’s agent for registering debt securities in the names of holders transferring debt securities. The Fund may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if the Fund’s transfer agent is satisfied with the holder’s proof of legal ownership.

If the Fund has designated additional transfer agents for your debt security, they will be named in your Prospectus Supplement. The Fund may appoint additional transfer agents or cancel the appointment of any particular transfer agent. The Fund may also approve a change in the office through which any transfer agent acts.

If the Fund redeems any certificated securities of a particular series, the Fund may block the transfer or exchange of those debt securities selected for redemption during the period beginning 15 days before the day the Fund mails the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. The Fund may also refuse to register transfers or exchanges of any certificated security selected for redemption, except that the Fund will continue to permit transfers and exchanges of the unredeemed portion of any security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Concerning the Trustee

The trustee serves as transfer agent for the Fund’s Common Stock and Preferred Stock, if any, and agent for the Fund’s DRIP. The Fund will appoint the trustee as registrar and paying agent under the indenture.

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DESCRIPTION OF THE FUND’S WARRANTS

The Fund may issue warrants to purchase Common Shares, Preferred Shares or debt securities. Particular terms of any warrants the Fund offers will be described in the Prospectus Supplement relating to such warrants and will be subject to compliance with the 1940 Act.

As described further below, subject to receiving stockholder approval to issue warrants at a future annual meeting of stockholders, the Fund may issue warrants to purchase shares of the Fund’s common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. The Fund will issue each series of warrants under a separate warrant agreement to be entered into between the Fund and a warrant agent. The warrant agent will act solely as the Fund’s agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A Prospectus Supplement will describe the particular terms of any series of warrants the Fund may issue, including the following:

●	the title and aggregate number of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase Common Stock or Preferred Stock, the number of shares of Common Stock or Preferred Stock, as applicable, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	the terms of any rights to redeem, or call such warrants;

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●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

The Fund and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such Common Stock or Preferred Stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the Prospectus Supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the Prospectus Supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the Prospectus Supplement, the Fund will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If the Fund so indicates in the applicable Prospectus Supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase Common Stock or Preferred Stock, the right to receive dividends or other distributions, if any, or payments upon the Fund’s liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, the Fund may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) the Fund’s stockholders authorize the proposal to issue such warrants, and the Fund’s Board approves such issuance on the basis that the issuance is in the best interests of the Fund and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of the Fund’s voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of the Fund’s outstanding voting securities.

The Fund may in the future seek the approval of the Fund’s stockholders to approve a proposal to authorize the Fund to issue securities to subscribe to, convert to, or purchase shares of the Fund’s Common Stock or Preferred Stock in one or more offerings. Such authorization will have no expiration. If the Fund does not receive such stockholder approval, the Fund will not issue any warrants.

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BOOK ENTRY

Securities sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the Fund’s securities for all purposes. In accordance with the procedures of DTC, however, purchasers of Fund securities will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of Fund securities may obtain registered certificates by contacting the transfer agent.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain material U.S. federal income tax consequences of owning and disposing of Common Shares and certain U.S. federal income tax considerations affecting the Fund. The discussion below provides general U.S. federal income tax information regarding the Fund and an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences applicable to the Fund or an investment in the Common Shares. This discussion is based on the Code, Treasury regulations, published administrative pronouncements and court decisions, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. The discussion does not address U.S. federal income tax considerations applicable to preferred shares, subscription rights, debt securities, or warrants. If the Fund issues preferred shares, subscription rights, debt securities, or warrants, the applicable prospectus supplement will contain a discussion of certain U.S. federal income tax considerations relating to those securities. In addition, the discussion below does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances or the tax consequences applicable to Common Shareholders subject to special tax rules, such as Common Shareholders subject to an alternative minimum tax; banks or other financial institutions; dealers in securities or Common Shareholders not holding Common Shares as capital assets or that have elected mark-to-market treatment; Common Shareholders subject to the income inclusion timing rules of Code Section 451(b); persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or other integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities (including so-called grantor trusts) for U.S. federal income tax purposes (or persons holding indirect interests in Common Shares indirectly through such entities); real estate investment trusts; real estate mortgage investment conduits; other regulated investment companies; S corporations; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; U.S. tax-exempt entities, including “individual retirement accounts” or “Roth IRAs,” or, except as described below, non-U.S. shareholders (as defined below). Unless otherwise noted, the following discussion only applies to a Common Shareholder that holds Common Shares as a capital asset (generally, for investment) and is a U.S. shareholder. A “U.S. shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person. A “non-U.S. shareholder” generally is a beneficial owner of Common Shares who is neither a U.S. shareholder nor an entity classified as a partnership or other pass-through entity for U.S. federal income tax purposes. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Material U.S. Federal Income Tax Considerations.”

This summary does not discuss the consequences of an investment in shares of the Fund’s Preferred Stock, subscription rights, debt securities or warrants. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.

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The Fund has elected to be treated as, and to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain source-of-income, asset diversification and annual distribution requirements, the Fund generally will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions (including amounts that are reinvested pursuant to the DRIP). If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election and designates such gains as undistributed net capital gain in a notice to its shareholders, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against the shareholder’s own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) and (iii) any ordinary income and capital gain net income recognized, but not distributed, in preceding years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test, an asset test for such taxable year. Under the income test, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Under the asset test, the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in (a) securities (other than U.S. government securities or securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are treated as engaged in the same, similar or related trades or businesses, or (c) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships (“MLPs”). The Fund’s share of income derived from an entity treated as a partnership for U.S. federal income tax purposes other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income is attributable to items of income of such entity that would have been Qualifying RIC Income if realized directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income (other than gross income from qualified publicly traded partnerships). The Code provides that the Treasury Department may by regulation exclude from a RIC’s Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

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There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in debt instruments that are below investment grade or that are unrated, including debt instruments of issuers not currently paying interest or that are in default. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable events for U.S. federal income tax purposes. These and other issues will be addressed by the Fund, in the event the Fund invests in or holds such investments, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

MLPs are generally treated as partnerships for U.S. federal income tax purposes. An entity that is treated as a partnership for U.S. federal income tax purposes is not itself subject to U.S. federal income tax at the partnership level. A change in current tax law, or a change in an MLP’s business, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s investment.

If the Fund invests in an MLP, the Fund will be required to include in its taxable income the Fund’s allocable share of each item of the MLP’s income, gain, loss and deduction for each taxable year of the MLP ending with or within the Fund’s taxable year regardless of whether the MLP distributes cash to the Fund. The Fund must take such income into account in determining whether the Fund has satisfied the distribution requirements applicable to regulated investment companies under the Code. The Fund may as a result be required to sell investments to satisfy its distribution requirements, including when it is not advantageous to do so.

A cash distribution from a partnership to a partner is not itself taxable to the partner to the extent it does not exceed the partner’s basis in its partnership interest and is treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s basis in the partnership. Cash distributions, if any, that the Fund receives with respect to its investments in equity securities of an MLP may exceed the net taxable income allocated to the Fund from such MLP because of tax deductions such as depreciation, amortization and depletion that are allocated to the Fund by the MLP.

Depreciation or other cost recovery deductions passed through to the Fund in any year from investments in MLPs will generally reduce the Fund’s current taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years upon the Fund’s disposition of its interest in an MLP. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Common Shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Common Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to sell investments, including when it may not be advantageous to do so, which may in return result in the recognition of additional recapture income or other taxable gain.

Non-corporate taxpayers are generally eligible for a deduction of up to 20% of the taxpayer’s “qualified publicly traded partnership income.” Subject to any future guidance to the contrary, the Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders ostensibly will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.

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Distributions or deemed distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions to a Common Shareholder, if any, that the Fund reports as capital gain dividends, whether paid in cash or additional Common Shares, will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. Distributions of the Fund’s income and capital gains may also be subject to state and local taxes, except, in general when the investment is in an IRA, 401(k) or other tax-exempt or tax-deferred account. A distribution to a Common Shareholder of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by the Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Common Shares pursuant to the DRIP.

Distributions made to a non-corporate Common Shareholder out of “qualified dividend income,” if any, received by the Fund and reported as such will be subject to tax at the lower rates applicable to net capital gains, provided that the Common Shareholder meets certain holding period and other requirements with respect to its Common Shares. Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. Dividends received by the Fund from real estate investment trusts (“REITs”) generally are not expected to qualify for treatment as qualified dividend income.

A non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to its Common Shares.

It is expected that a very large portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) even though payment of that amount is not received until a later time. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character of gains and losses recognized by the Fund and accelerate recognition of income by the Fund. These provisions could therefore affect the character, the amount and/or the timing of distributions to Common Shareholders.

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The dividends payable by the Fund on Common Stock may exceed the Fund’scurrent and accumulated earnings and profits as determined for U.S. federal income tax purposes. This would generally result in the amount of distributions that exceed the Fund’s earnings and profits being treated first as a return of capital to the extent distributions to a holder do not exceed the holder’s adjusted tax basis in the holder’s Common Stock and then, to the extent distributions to the holder exceed the holder’s adjusted tax basis in the holder’s Common Stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Common Stock, and subsequent sales (including cash redemptions) of such holder’s Common Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis.

Dividends and other distributions paid by the Fund are generally treated as received by a Common Shareholder at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to Common Shareholders of record on a specified date in such a month but is actually paid during January of the following year, such dividend or distribution will be treated as if it had been received by the Fund’s Common Shareholders on December 31 of the year in which the dividend was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, Common Shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If an investor purchases Common Shares on or shortly before the record date of a distribution, the price of the Common Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of a portion of the investor’s investment.

A Common Shareholder may recognize taxable gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss will be treated as capital gain or loss if the Common Shares sold are capital assets in the Common Shareholder’s hands, and generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one year. Under current law, long-term capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder replaces (including pursuant to the DRIP) Common Shares within the 61-day period beginning 30 days before and 30 days after the disposition. In such a case, the basis of the Common Shares acquired will be increased to reflect the disallowed loss.

The repurchase of the Fund’s Common Shares generally is expected to be treated as sale of the Common Shares by the tendering Common Shareholder. Different tax consequences may apply for tendering and non-tendering Common Shareholders in connection with a repurchase offer. For example, if a Common Shareholder does not tender all of his or her Common Shares, and if the repurchase does not otherwise qualify under the Code for treatment as a sale of Common Shares, some or all of the amounts received by the Common Shareholder in the repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that Common Shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Common Shareholders who tender all of their Common Shares (including Common Shares deemed owned by Common Shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax is generally imposed on the net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service (“IRS”) and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund may be required to backup withhold on dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Common Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a shareholder as backup withholding may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders described below.

Non-U.S. Shareholders

For a non-U.S. shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business, ordinary dividends distributed to such non-U.S. shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to this 30% U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of Common Shares by a non-U.S. shareholder, please see the discussion in the SAI under “Material U.S. Federal Income Tax Considerations—Non-U.S. Shareholders.”

Certain properly reported dividends made by the Fund to non-U.S. shareholders are generally exempt from the 30% withholding U.S. federal income tax described above that are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for the applicable taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for any exemption from withholding of U.S. federal income tax or, if eligible, as to whether they will be reported as such by the Fund. In particular, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S. source interest income or dividend income. In the case of Common Shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in the Common Shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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An investment in Common Shares by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The discussions set forth herein and in the SAI do not constitute tax advice, and shareholders are urged to consult their own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences of investing in the Fund.

CLOSED-END FUND STRUCTURE

The Fund is a closed-end management investment company and, as a result, its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), NAV, portfolio credit quality, liquidity, market supply and demand, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because Common Shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that common share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, if at any time the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred stock dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations under the NYSE.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, Common Shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred stock if any outstanding and to any amounts borrowed. See “Description of Capital Structure.”

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RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its Common Shares to its Common Shareholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund was originally organized as a corporation under the laws of the State of Delaware on June 24, 1968. The Trust was redomiciled as a Delaware statutory trust on December 31, 2024. The redomiciling was effected through the Merger of the Predecessor Entity with and into the Current Entity. In connection with the Merger, (i) each outstanding share of common stock of the Predecessor Entity was automatically converted into one Common Share of the Current Entity, and (ii) the shareholders of the Predecessor Entity became stockholders of the Current Entity.

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares. The beneficial interest in the Fund shall be divided into Common Shares having $1.00 par value per share. The Trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent series of shares (each of which series shall represent interests only in the assets attributed by the Trustees to such series), and to authorize separate classes of shares of any such series, as they deem necessary or desirable. The Trustees may, without shareholder approval, divide interests of any series into two or more classes. The Trustees may provide that the number of shares of such series or class which may be issued is unlimited, or may limit the number issuable.

Each Common Share has one vote and, when issued and paid for in accordance with the terms of this Offering, will be fully paid and non-assessable. The holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any preferred stock issued by the Fund have been met. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Common Shares.

Any additional offerings of shares will require approval by the Board. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Common Shares are listed on the NYSE under the trading or “ticker” symbol “SOR.”

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The Fund’s NAV per share generally increases when interest rates decline, and decreases when interest rates rise. However, because the secured loans that the Fund invests in may be floating rate in nature, the Fund’s NAV per share may be less affected by interest rate fluctuations than if it were investing in other forms of securities. The Fund’s NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Summary of Common Shareholder Fees and Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder decides to buy additional Common Shares or sell shares already held, the Common Shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest in secured loans and fixed income instruments have traded during some periods at prices higher than NAV and have traded during other periods at prices lower than NAV. Because the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), NAV, portfolio credit quality, liquidity, market supply and demand, general market conditions and other factors, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than NAV in the future. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Outstanding Securities

As of [ ], 2026, the Fund had [ ] Common Shares outstanding.

Conversion to Open-End Fund

A favorable vote of not less than seventy-five percent (75%) of the Common Shares of the Fund, each affected Class or Series outstanding, voting as separate Classes or Series, shall be required to approve, adopt or authorize an amendment to the Fund’s Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) shall be required. Upon the adoption of a proposal to convert the Trust from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to the Fund’s Declaration of Trust to permit such a conversion of the Fund’s outstanding Common Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Common Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV per share plus a sales load.

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PLAN OF DISTRIBUTION

The Fund may sell its Common Shares, Preferred Stock, subscription rights, debt securities and warrants from time to time under this Prospectus and any related Prospectus Supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to or through underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to the Trust’s Automatic Dividend Reinvestment Plan.

The Fund’s securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The Fund’s securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The Prospectus Supplement will describe the method of distribution of the Fund’s securities offered therein.

Each Prospectus Supplement relating to an offering of the Fund’s securities will state the terms of the offering, including:

●	the names of any agents, underwriters or dealers;

●	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

●	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

●	the public offering or purchase price of the offered securities and the estimated net proceeds the Fund will receive from the sale; and

●	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

The Fund may sell its securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

Distribution Through Agents

The Fund may offer and sell its securities on a continuous basis through agents that it designates. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best-efforts basis for the period of their appointment.

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Offers to purchase the Fund’s securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this Prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a Prospectus Supplement.

Distribution Through Underwriters

The Fund may offer and sell its securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best- efforts basis. If the Fund sells its securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of the Fund’s securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Fund’s securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Prospectus Supplement will describe the method of reoffering by the underwriters. The Prospectus Supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional shares of the Fund’s securities at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the Prospectus Supplement, to cover any overallotments.

Distribution Through Dealers

The Fund may offer and sell its securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

Distribution Through At-the-Market Offerings

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for v.

General Information

Agents, underwriters, or dealers participating in an offering of the Fund’s securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

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The Fund may offer to sell its securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable Prospectus Supplement, the Fund may authorize underwriters or other persons acting as the Fund’s agents to solicit offers by certain institutions to purchase securities from the Fund pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by the Trust. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable Prospectus Supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable Prospectus Supplement will describe the commission payable for solicitation of those contracts.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

●	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

●	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

●	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in the Fund’s securities on the NYSE in accordance with Regulation M under the Securities Exchange Act of 1934, as amended, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

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The Fund will not require underwriters or dealers to make a market in the Common Shares. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the securities not yet issued as of the date of this Prospectus. The place and time of delivery for the offered securities in respect of which this Prospectus is delivered are set forth in the accompanying Prospectus Supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate the Fund’s securities for sale to their online brokerage account holders. Such allocations of the Fund’s securities for internet distributions will be made on the same basis as other allocations. In addition, the Fund’s securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

The Fund may issue and sell shares of Common Shares pursuant to the DRIP.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Organization and Capital Structure

The Fund is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). As a DST, the Fund’s operations are governed by the Declaration of Trust and by-laws (the “By-Laws”) and its business and affairs are managed under the supervision of the Board. The Fund’s shares of beneficial interest shall be divided into Shares having $1.00 par value per share and the Declaration of Trust authorizes the issuance of an unlimited number of Shares.

Meetings of Shareholders and Voting Rights

The Declaration of Trust provides that a special meeting of the shareholders of the Fund may be called at any time by a majority of the Fund’s Board, the Chairman of the Board or its President. The Declaration of Trust provides that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders. Subject to any requirements of law or the Declaration of Trust, in matters other than the election of Trustees, shareholders may approve a proposal by a majority of shares represented in person or by proxy and entitled to vote on such action, provided that a quorum is present.

The Declaration of Trust provides that at all elections of Trustees, each shareholder shall be entitled to as many votes as shall equal the number of votes which he or she would be entitled to cast for the election of Trustees with respect to his or her shares multiplied by the number of Trustees to be elected, and he or she may cast all of such votes for a single Trustee or may distribute them among the number of Trustees to be voted for, as he or she sees fit.

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The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Liability of Shareholders

The Declaration of Trust provides that no shareholder of the Fund, in such capacity, shall be subject to any personal liability whatsoever to any person in connection with the assets or the affairs of the Fund or any of its series.

Dividends and Distributions

Under the Declaration of Trust, dividends and distributions on shares of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the shareholders of that series or class, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities of that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the shareholders of that series in proportion to the number of such shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that the dividends and distributions of investment income and capital gains with respect to each class of shares of a particular series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such classes to reflect differing allocations of the expenses of the series between the shareholders of such several classes and any resultant differences between the NAV of such several classes to such extent and for such purposes as the Trustees may deem appropriate and further except that, in connection with any dividend or distribution program or procedure, the Trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment in the prescribed form have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such shareholder. Such dividends and distributions may be made in cash, property or shares of any class of that series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder.

Liability of Trustees and Officers; Indemnification

Under the Declaration of Trust, no Trustee or officer of the Fund, in such capacity, shall be subject to any personal liability whatsoever to any person in connection with the assets or affairs of the Fund or of any series, save only that arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or the discharge of his or her functions; and subject to the foregoing exception, all such persons shall look solely to the Fund’s property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

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Under the Declaration of Trust, the Fund shall indemnify to the fullest extent permitted by law (from the assets of the series or series to which the conduct in question relates) each of its Trustees, former Trustees, officers, employees and agents (each, a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Fund or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Preemptive, Dissenter’s and Other Rights

The Declaration of Trust provides that no shareholder, by virtue of holding shares of any series, shall have any preemptive or other right to subscribe to any additional shares of that series, or to any shares of any other series, or any other securities issued by the Trust. Shareholders also have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Fund participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under the Delaware General Corporation Law or would otherwise give rise to such appraisal or dissenters’ rights.

Amendments to Organizational Documents

The Declaration of Trust may be amended at any time by a majority of the Trustees so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.  The Fund’s By-Laws provide that the By-Laws may be altered, amended or repealed, in whole or in part, at any time by vote of a majority of the Trustees, without the consent of any shareholder.

Inspection Rights

The Declaration of Trust provides that the records of the Fund shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Delaware corporation under the Delaware General Corporation Law.

Merger, Consolidation, Incorporation and Dissolution

The Declaration of Trust provides that the Trustees may, without shareholder approval, unless such approval is required by the 1940 Act, (i) cause the Fund to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (each, a “Successor Entity”), or a series of any Successor Entity to the extent permitted by law, (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Fund or any series or class to another series or class of the Fund or to a Successor Entity, or a series of a Successor Entity to the extent permitted by law, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Fund or any affected series or class, and which may include shares of such other series or class of the Fund or shares of beneficial interest, stock or other ownership interest of such Successor Entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Fund or any series or class thereof.

The Declaration of Trust provides that the Trustees may, without shareholder approval, unless such approval is required by the 1940 Act, create one or more statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Fund or any series or class thereof may be transferred and may provide for the conversion of shares in the Fund or any series or class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

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Under the Declaration of Trust, the Fund or any series may be dissolved upon approval of not less than a majority of the Trustees. The Declaration of Trust provides that when the Fund or any series has dissolved, the Trustees shall, among other things, proceed to wind up the affairs of the Fund or series, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

Derivative Actions

Under the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Fund with respect to a series or class only if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Trustees to bring the action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any Committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust, (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a shareholder the act did not result in any material benefit that is not shared pro rata with other shareholders), or (d) the Trustee is a shareholder; and (ii) unless a demand is not required under clause (i) above, the Trustees must be afforded a reasonable amount of time (in any case, not less than 90 days) to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholder making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

LEGAL MATTERS

Certain legal matters in connection with the offering of the Fund’s securities will be passed on for the Fund by Morgan, Lewis & Bockius LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [ ] is located at [ ].

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 811-01731). The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling (800) 982-4372.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

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The Fund is allowed to “incorporate by reference” the information that it files with the SEC, which means that it can disclose important information to you by referring you to those documents. The Fund incorporates by reference into this Prospectus the documents listed below and any future filings it makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until it has sold all of the offered securities to which this Prospectus and any accompanying Prospectus Supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. This Prospectus incorporates by reference the following documents previously filed:

●	The Fund’s Annual Report on Form N-CSR, filed on March 9, 2026;

●	The Fund’s Semi-Annual Report on Form N-CSR, filed on September 8, 2025;

●	The Fund’s Form 8-K filed on January 30, 2026;

●	The Fund’s Form 8-K filed on January 28, 2026;

●	The Fund’s Form 8-K filed on March 27, 2026; and

●	The Fund’s Proxy Statement filed on April 7, 2026.

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying Prospectus Supplement. You should direct requests for documents by calling: 1-800-982-4372.

The Fund makes available this Prospectus, SAI and the Trust’s annual and semi-annual reports, free of charge, at https://fpa.com/fund/source-capital. You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Trust files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Trust’s website is not incorporated by reference into this Prospectus and should not be considered to be part of this Prospectus or the accompanying Prospectus Supplement.

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SOURCE CAPITAL PRIVACY POLICY

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP (“FPA”, and the mutual funds, the “FPA Funds”). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors’ non-public personal information and other personal information. This privacy policy describes the Fund’s privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, “investors”) with products and services, the FPA Funds, and certain service providers, such as the FPA Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account ap-plications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA’s quarterly updates or request the Fund to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor’s name, address, tax identification number, birth date, driver’s license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor’s occupation and job title.

Purpose for Collecting Non-Public Personal Information

The Fund may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing the Fund’s contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, pre-venting fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor’s non-public personal information and account information to the investor’s respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

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Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor’s accounts to a third party at the investor’s request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. The Fund does not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors’ non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors’ personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Short Duration Government ETF, FPA Global Equity ETF, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, FPA Queens Road Value ETF, FPA Global Allocation ETF and Source Capital.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

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The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

June 10, 2026

Source Capital

Statement of Additional Information

Source Capital (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek maximum total return for shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or structure its investment portfolio as anticipated.

This Statement of Additional Information (the “SAI”) relates to the Fund’s common stock, preferred stock, subscription rights, debt securities and warrants, which are also referred to, collectively, as the Fund’s “securities”. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus for the Fund dated [ ], 2026, as may be supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary, by calling the Fund at (800) 982-4372, or by visiting the Fund’s website (https://fpa.com/fund/source-capital). You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [ ], 2026.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective and Investment Strategies” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. You should refer also to “Investment Objective and Investment Strategies” in the Prospectus for a complete presentation of the matters disclosed below.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in various countries and regions; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and conflicts among nations and other militant groups in the Middle East, and the increase in protectionist trade policies, including the imposition of tariffs and trade barriers. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the U.S. Government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, and the Funds’ investments.

Rates of inflation have risen in recent years. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of a portfolio’s distributions.

Advancements in technology, including the rapid development and increased regulation of artificial intelligence, may adversely impact markets and liquidity. As artificial intelligence becomes more widely utilized, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be predicted, which could adversely impact the performance of a Fund’s investments.

Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pact at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Equity Securities

Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants. The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities. While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies

Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Non-U.S. Issuers

Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The countries in which these markets are located can be developed or emerging. Investors can invest in non-U.S. securities in a number of ways:

●	directly in non-U.S. securities denominated in a non-U.S. currency;

●	through investments in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Notes and other similar global instruments; and

●	through investments in investment funds.

Depositary Receipts. The Fund may invest in securities of non-U.S. issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a non-U.S. issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a non-U.S. security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a non-U.S. currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the non-U.S. issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored depositary receipt arrangement the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Non-U.S. Securities. Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Exchange and Market Risk. The portfolio managers anticipate that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S. securities. Non-U.S. exchanges and markets (for both equities and debt), while growing in volume and sophistication, are generally not as developed as the exchanges and markets in the United States. Non-U.S. exchanges and markets tend to differ from those in the United States in a number of ways. As compared to U.S. exchanges and markets, non-U.S. exchanges and markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that may have reduced liquidity and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid as compared to non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may be affected if policy changes are made by governments or quasi-governmental organizations. For example, on January 31, 2020, the United Kingdom officially withdrew from the EU (commonly referred to as “Brexit”). On December 30, 2020, the United Kingdom and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries, which is likely to continue to develop. While the long-term consequences remain unclear, Brexit has already resulted in periods of volatility in European and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S. currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk. Many governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk. Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

●	Have relatively unstable governments;

●	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

●	Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

●	Offer less protection of property rights than more developed countries; and

●	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates; and

●	Not have developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U.S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s primary custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Risks of Investing in China. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China via brokers in Hong Kong. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Shares are held in an omnibus account and registered in nominee name.

In addition to the risks of investing through Stock Connect, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China, India, and Saudi Arabia, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transactions costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Synthetic local access instruments involve transaction costs in addition to those applicable to a direct investment in securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Private Funds

The Fund invests in external private funds managed by independent external managers. These private funds are generally exempt from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Managers of private funds might not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). If the Fund invests in private funds managed by managers that are not registered as investment advisers, or that comply with an exemption from registration as an investment adviser, the Fund will not have the benefit of certain of the protections of the Investment Advisers Act.

A shareholder’s investment in the Fund will be affected by the investment policies and decisions of the portfolio managers of each private fund in which the Fund invests, which may impact the strategies, risks, and costs of and for the Fund itself. Shareholders of the Fund may have limited information about the private funds in which the Fund invests, including with respect to the private funds’ holdings, liquidity, and valuation.

The Fund will bear its pro rata share of a private fund’s expenses, including its management fees, performance fees and other expenses. Thus, a shareholder of the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a fund that did not invest in private funds.

The interests of the private funds in which the Fund invests are typically illiquid. There is often no secondary market for interests in many private funds, which typically must be sold in privately negotiated transactions. Additional risks associated with investing in private funds include, among other things, that private funds may incur leverage for investment or other purposes, which may increase the volatility of investments in private funds; private funds generally may invest without limitation in restricted and illiquid investments; private funds in which the Fund invests will not typically have a readily determinable market price and will be fair valued by the Fund; valuation determinations of the Fund’s interests in private funds made by the Adviser may be based in whole or in part on information from third-party valuation services; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund’s investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

Private Credit

As part of its strategy, the Fund will seek to invest in select less liquid or illiquid private credit investments, generally involving corporate borrowers or asset-based collateral, that are believed to present the potential for higher yield compared to some of the more liquid portions of the Fund’s portfolio. Private credit investments are restricted securities that are not traded in public markets and are subject to substantial holding periods such that the Fund, or an underlying fund, may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may therefore at times have an out-sized impact on the performance of the Fund. Private credit investments are also subject to the risks associated with investing in private securities, including liquidity and valuation risk. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt, and the degree to which such assets cover the subject company’s debt obligations. The companies in which a private credit fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rate Risk. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). To the extent that interest rates remain below historic levels, future increases in interest rates may result in reduced liquidity and greater volatility of debt securities. As a result, investments in debt securities may face heightened levels of interest rate risk because the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) has raised and may continue to raise interest rates from current levels. In addition, current or future regulations applicable to financial intermediaries of debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce liquidity and increase volatility for such debt securities.

Prepayment Risk. Prepayment risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of a security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause the Fund’s share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk.  In contrast to prepayment risk, extension risk occurs when interest rates are rising and borrowers tend to defer payments. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit Rating.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  Coupon interest is offered to investors of debt securities as compensation for assuming risk. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

Debt Security Ratings. Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”), S&P Global Ratings (“S&P”), Morningstar DBRS (“Morningstar”), and Kroll Bond Rating Agency, Inc. (“Kroll”) employ the designations set forth in Appendix A to rate debt securities.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States bills which are backed by the full faith and credit of the United States. Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Securities issued by U.S. Government agencies or government-sponsored enterprises (“Federal Agencies”) may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Bank Loans. The Fund may invest in bank loans, which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. Loans are not securities and are not subject to many of the rules governing the securities markets, including disclosure requirements. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Revolving Credit Facilities. The Fund may invest in revolving credit facilities (“revolvers”), which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of revolvers or unfunded commitments prior to contractual settlement, such investments could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Unfunded Commitments. The Fund may invest in unfunded commitments, which involve risks that are additional to and different from those relating to bonds and other types of debt securities. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described above under “Revolving Credit Facilities.”

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Corporate Bonds. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Senior Loans. The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations may have reduced liquidity, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress continues to evaluate proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by FNMA and FHLMC would be impacted. FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio managers, in their judgment and discretion and based on the considerations deemed by them to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. In addition, negotiating the terms and conditions of any workout may raise conflicts of interest. For example, with respect to an issuer in which the Fund and another FPA client directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer), decisions over the terms of any workout will raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants).

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds). The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund’s investment in a CMO is not affected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Private Mortgage Pass-Through Securities. The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities. The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities. See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities

Credit and Market Risks. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices. It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters. Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities. Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund. However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, which includes the current interest rate environment, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Asset-Backed Securities. The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities. Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Convertible Securities and High Yield Debt Securities. The Fund may invest in convertible securities and high yield debt securities. A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade, that is, not rated within the equivalent of the four highest categories by S&P. To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio managers’ evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher rated securities. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, new laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the portfolio managers believe that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

Risk Factors of High Yield Securities.

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation. New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds. For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The Fund is generally required to distribute such income to its shareholders to satisfy the distribution requirements applicable to regulated investment companies under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the portfolio managers monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation- indexed bonds issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. When a TIPS matures, the investor is paid the adjusted principal or original principal, whichever is greater. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. Additionally, the current market value of the bonds is not guaranteed and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. The Fund will only invest in a security issued by a commercial bank if the bank:

●	Has total assets of at least $1 billion, or the equivalent in other currencies;

●	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

●	Is a non-U.S. branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by non-U.S. entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Non-U.S. Securities” in this SAI.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

SOFR Risk. Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Terms to Understand

Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s Prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The Adviser with respect to the Fund has filed a notice of eligibility with National Futures Association to claim an exclusion from the definition of the term “Commodity Pool Operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act (“CEA”). Therefore, the Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Fund and is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”). These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation. For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the SEC. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Futures. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, non-U.S. currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

●	Allowing it to expire and losing its entire premium;

●	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

●	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance from the SEC or its staff.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from non-U.S. currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

●	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

●	Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

●	Do not require an initial margin deposit.

●	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Non-U.S. Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in non-U.S. currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of non-U.S. currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a non-U.S. currency when it anticipates purchasing or selling securities denominated in non-U.S. currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a non-U.S. currency, or from one non-U.S. currency to another non-U.S. currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional non-U.S. currency on the spot market if the market value of a security it is hedging is less than the amount of non-U.S. currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the non-U.S. currency it received upon the sale of a security if the market value of such security exceeds the amount of non-U.S. currency it is obligated to deliver.

Currency Transactions. The Fund may engage in currency transactions, including currency forward contracts, currency futures contracts, currency swaps and other strategic transactions, in each case for hedging purpose only. The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its non-U.S. currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable non-U.S. exchange rate after the trade date but before the settlement date for the security. In addition, the Fund may enter into a currency transaction in an effort to hedge its non-U.S. currency exposure against anticipated changes in non-U.S. exchange rates. The Fund may also conduct non-U.S. currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the non-U.S. currency exchange market. The Fund may purchase and sell non-U.S. currency on a spot basis in connection with the settlement of transactions in securities traded in such non-U.S. currency.

Currency Forwards. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the portfolio managers believe that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies.

Currency Futures. The sale of a non-U.S. currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a non-U.S. currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally.

A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques. The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging. Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks. Currency hedging involves many of the same risks as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position. Currency derivative transactions are also subject to risks different from those of other derivative transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy. In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies. As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. There can be no assurance that currency transactions or currency hedging techniques will be successful. In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Swaps. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap would be likely to decline, potentially resulting in losses.

Generally, swaps have a fixed maturity date that will be agreed upon by the parties. The swap can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap either by assignment or by other disposition, or by entering into an offsetting swap with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swaps according to guidelines established by the SEC. If the Fund enters into a swap on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap over the accrued amount the Fund is entitled to receive under the swap. If the Fund enters into a swap on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s non-U.S. currency-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In a market with reduced liquidity, the Fund may:

●	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

●	have to purchase or sell the instrument underlying the contract;

●	not be able to hedge its investments; and

●	not be able to realize profits or limit its losses.

Derivatives may have reduced liquidity (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle current trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. The Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the portfolio managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the portfolio managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;

●	fiscal and monetary policies; and

●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk. Some derivatives are obligations entered into with a particular counterparty. If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds. The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Business Development Companies. The Fund may invest in business development companies. A business development company (“BDC”) is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company.  The 1940 Act imposes certain restraints upon the operations of a BDC.  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.  With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.  Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence.  These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.  BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

Other Pooled Investment Vehicles. The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Repurchase Agreements

The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the 1940 Act. In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Certain repurchase agreements that the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court. Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Liquidity Risk Management

Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities to the extent consistent with its investment objective, investment strategy and otherwise as permitted under the 1940 Act. Previously, the staff of the SEC generally required that closed-end funds limit their investment in illiquid and restricted securities, including private funds, to no more than 15% of their assets unless they limit their offers to investors who qualify as “accredited investors” under Regulation D under the Securities Act of 1933 and have required minimum initial investments of at least $25,000. On August 15, 2025, the SEC staff issued guidance that it will no longer request such a limitation. Therefore, the Fund may invest greater than 15% of its assets in illiquid and restricted securities, including in private funds.

Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 (the “1933 Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers Automated Quotation (“Nasdaq”). An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Credit-Linked Notes

Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Structured Investments

Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Securities Lending

The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market instruments. The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

●	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

●	Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus. When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund. However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Short Sales

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

●	Take advantage of an anticipated decline in prices.

●	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box. In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. The Fund will not short sell a security if:

●	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward Transactions

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Delayed Delivery

Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis. That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment. At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments.

However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss. When purchasing a security on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. The yield available in the market when the delivery takes place may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt. The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. More recently, Fitch downgraded the U.S. long-term credit rating on August 1, 2023. The downgrades by S&P and Fitch and other potential future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on the Fund or issuers of securities held by the Fund. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Fund Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Temporary Defensive Position

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which cannot be changed without approval by the holders of both a majority of the shares of preferred stock (the “Preferred Stock”) and of the shares of common stock (the “Common Shares” and, together with Preferred Stock, “Shares”). Such majority is defined by the Act as (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

2.	Purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein;

3.	Borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time;

4.	Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause;

5.	Make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time; and

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

MANAGEMENT OF THE FUND

Board of Trustees

Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

All Trustees and officers of the Fund are also trustees and officers of other investment companies advised by the Adviser. These investment companies are FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income Fund, FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, FPA Global Equity ETF, FPA Short Duration Government ETF, FPA Queens Road Value ETF and FPA Global Allocation ETF, each a series of Investment Managers Series Trust III (together with Source Capital, the “FPA Fund Complex”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Information regarding Trustees and officers of the Fund are set forth in the following tables. Each Trustee was last elected to the Board at a shareholder meeting held on May 29, 2026.

Sandra Brown, Robert F. Goldrich, and John P. Zader, are all Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years(2)
Independent Trustees
Sandra Brown, Born 1955	Trustee	Unlimited; Since 2016	Consultant (2009 – present). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); Trustee of Bragg Capital Trust (2020 – 2023).	10	None
Robert F. Goldrich, Born 1962	Trustee	Unlimited; Since 2022	President of WireFox LLC (2022 – present); SVP Strategies Initiative of CMW Strategies (2022 – 2024); President/CFO of the Leon Levy Foundation (2014 – 2022); Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022 – 2023).	10	None
John P. Zader, Born 1961	Trustee	Unlimited; Since 2023	Retired (2014 – present); Formerly, CEO, UMB Fund Services, Inc. (2006 – 2014), a mutual fund and hedge fund service provider; President, Investment Managers Series Trust (2007 – 2014).	10	Investment Managers Series Trust, a registered investment company (2007-2022) and Investment Managers Series Trust II, a registered investment company (includes 234 portfolios) (2013 – present).

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years(2)
Interested Trustee
Maureen Quill(3) Born 1963	Trustee and President	Unlimited; Since 2023	President, Investment Managers Series III (2023 – present); President, Investment Managers Series Trust (2019 – present); EVP/Executive Director Registered Funds (2018 – present). Formerly, Chief Operating Officer (2014 – 2018), and Executive Vice President (2007 –2014), UMB Fund Services, Inc.; Formerly, President, UMB Distribution Services (2013 –2020); Formerly, Vice President, Investment Managers Series Trust (2013 –2014).	10	Investment Managers Series Trust, a registered investment company (includes 32 portfolios) (2019 – present).

(1)	The address for each Trustee is 235 West Galena Street, Milwaukee, Wisconsin 53212.
(2)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
(3)	Ms. Quill is an “interested person” within the meaning of the 1940 Act by virtue of her affiliation with UMB Fund Services, Inc.

Officers of the Trust

Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam Born 1966	Treasurer and Assistant Secretary	2023	Co-Chief Executive Officer (2016 – present), and Formerly, Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 – present); Formerly, Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).
Diane Drake Born 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 – present); Formerly, Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).
Michael Dziura Born 1985	Chief Compliance Officer	2023	Partner (July 2024 – present), Managing Director (2023 – 2024), and Director (2017 – 2023), Dziura Compliance Consulting, LLC; Chief Compliance Officer, Etna Capital Management Limited (2024 – present); Chief Compliance Officer, Westfuller Advisors, LLC (2023 – present), Chief Compliance Officer, Climate Finance Partners, LLC (2022 – present).
Max Banhazl Born 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012 − present); Formerly, Managing Director, Marketing and Sales Director, Foothill Capital Management (2018 − 2022).
Korey Bauer Born 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022 − present); Formerly, Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018 − 2022); Portfolio Manager, AXS Investments, LLC (2020 − 2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 − 2018).

(1)	The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

Leadership Structure and Responsibilities of the Board and its Committees. The Board of Trustees has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets at least quarterly. The Board is currently composed of four Trustees, including three Trustees each of whom is not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Board has an Audit Committee and a Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”). The Audit Committee of the Board of Trustees meets quarterly at regularly scheduled meetings. The Nominating Committee meets at least once a year. The Independent Trustees have retained “independent legal counsel,” as that term is defined in the rules under the 1940 Act.

The Board has appointed an Independent Trustee, currently Mr. Zader, to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Fund officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the Nominee Information Table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Fund’s compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

During the fiscal year ended December 31, 2025, the Board held four meetings. Each Trustee attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees and (2) the total number of meetings held by all Committees of the Board on which they served.

Risk Oversight. Day-to-day management of the Fund including risk management is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board of Trustees has designated Ms. Brown and Messrs. Zader and Goldrich as the Audit Committee of the Board. All members of the Audit Committee are “independent,” as that term is defined in the applicable listing standards of the New York Stock Exchange (“NYSE”). No member is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Fund, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year.

The Board of Trustees has designated Ms. Brown and Messrs. Zader and Goldrich as the Nominating Committee. All members of the Nominating Committee are “independent,” as that term is defined in the applicable listing standards of the NYSE. No member is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Nominating Committee recommends to the full Board of Trustees nominees for election as Trustees of the Fund to fill vacancies on the Board, when and as they occur. In addition, the Nominating Committee periodically reviews issues such as the Board’s composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating Committee is within the sole discretion of the Nominating Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Trustees. The Nominating Committee met once during the last fiscal year.

The Nominating Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board of Trustees. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating Committee does not have a formal policy respecting diversity on the Board of Trustees, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Trustees.

Fund Shares Owned by Trustees as of December 31, 2025

Certain information regarding ownership by the Trustees of the Fund and the FPA Fund Complex, as of December 31, 2025, is set forth in the following table.

Trustee	Ownership in the Fund	Ownership in FPA Fund Complex
Sandra Brown, Independent Trustee	$10,001-$50,000	$10,001-$50,000
Robert F. Goldrich, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	Over $100,000
Maureen Quill, Interested Trustee	None	None

As of [ ], 2026, all officers and Trustees of the Fund as a group owned beneficially less than [ ]% of the outstanding shares of Common Stock of the Fund.

Trustee Compensation Paid During the Fiscal Year Ended December 31, 2025

The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. Board and Committee chairs receive additional fees for their services. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Effective January 1, 2026, each Independent Trustee receives from Investment Managers Series Trust III and the Fund a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader receives an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich receives an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Ms. Quill is not compensated for her service as Trustee because of her affiliation with UMB Fund Services, Inc. Officers of the Trust are not compensated by the Fund for their services.

Certain information regarding aggregate compensation received by the Independent Trustees from the Fund and the FPA Fund Complex as of December 31, 2025, is set forth in the following table.

Name of Person/Position	Aggregate Compensation From the Fund ($)	Total Compensation from FPA Fund Complex[1] Paid to Trustees ($)
Sandra Brown, Independent Trustee and Audit Committee Chair	$11,431	$176,286
Robert F. Goldrich, Independent Trustee and Nominating Committee Chair	$11,431	$176,286
John P. Zader[2], Independent Trustee and Chairperson	$12,588	$194,137
Maureen Quill, Interested Trustee	$0	$0

[1]	The term “FPA Fund Complex” consists of the following funds: (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA New Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, (vi) FPA Global Equity ETF, (vii) FPA Short Duration Government ETF, (viii) FPA Queens Road Value ETF, (ix) FPA Global Allocation ETF and (x) Source Capital.

[2]	John Zader elected to defer payment of his compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended December 31, 2025, the total amount of deferred compensation payable to Mr. Zader was $133,663.

Shareholder Communications

Shareholders wishing to communicate with the Board may do so by sending a written communication to Diane J. Drake, Secretary of the Fund, 2220 E. Route 66, Suite 226, Glendora, California 91470.

Codes of Ethics

The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The Board has also adopted a Code of Ethics, which applies to, among others, the Fund’s officers and Trustees, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Fund. A copy of Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR filed on [ ], 2025, on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of [ ], 2026, no shareholder, to the knowledge of the Fund beneficially owned more than five percent of the Fund’s Common Shares.

As of [ ], 2026, the trustees and officers of the Fund as a group beneficially owned less than one percent of the Fund’s outstanding Common Shares.

As of [ ], 2026, no shares of Preferred Stock, subscription rights, debt securities, or warrants were outstanding.

Adviser

Investment Adviser. First Pacific Advisors, LP, (the “Adviser” or “FPA”) together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since its inception in 1968. Presently, the Adviser serves as the investment adviser for eight investment companies, including the Fund, and more than [40] institutional, sub-advised accounts, and private funds. Currently, the personnel of First Pacific Advisors, LP consists of [30 persons engaged full time in portfolio management or investment research in addition to 54 persons] engaged full time in trading, administrative, financial or clerical activities. As of March 31, 2026, the Adviser manages assets of approximately $32.3 billion. First Pacific Advisors, LP is a privately owned limited partnership. FPA GP is the general partner of First Pacific Advisors, LP. Steven Romick has a controlling interest in First Pacific Advisors, LP.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Board, to determine which securities are to be bought or sold and in what amounts. The Adviser also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Fund that are necessary or appropriate for it to operate as an open-end investment company.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all other costs and expenses of its operations, including: compensation of its Directors (other than those affiliated with the Adviser); fees and charges of independent accountants, custodian and depository and legal counsel for the Fund; fees and charges of the Fund’s transfer agent, including the costs of maintaining the Fund’s shareholder account books and records; dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to Federal, State or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to Source’s shareholders; expenses of meeting of shareholders and directors; broker’s’ commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of Source and complying with the requirements of the SEC under the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”); and advertising and public relations expenses, if any.

For services rendered, the Adviser is paid a monthly fee calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million on the last business day of each month.

The Advisory Agreement requires the Adviser to reduce its investment advisory fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.50% of the first $30 million and 1.00% of the remaining average net assets of the Fund for the year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2019, has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty with respect to the fund by the Board, or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2023, December 31, 2024 and December 31, 2025, the Fund’s Adviser received gross advisory fees of $2,434,174, $2,610,051, and $2,628,692, respectively.

Custodian

UMB Bank, n.a. (“UMB Bank”) serves as the Trust’s custodian. The custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. For performing such services, the custodian receives fees based on complex-wide assets.

Fund Accountant and Co-Administrators

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Bank, 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s fund accountant and co-administrator; and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s other co-administrator. As compensation for its administrative services, the Fund pays the co-administrators tiered asset-based fees, calculated based on a percentage of its average daily net assets, subject to certain minimums and out of pocket reimbursements.

Transfer and Shareholder Service Agent and Registrar

Equiniti Trust Company, LLC (“ETC”) serves as the Fund’s transfer and shareholder service agent and registrar. ETC is located at 6201 15th Avenue, Brooklyn, New York 11219. For performing such services, ETC receives a monthly fee.

The Trust’s allocated fees incurred for fund accounting, fund administration, custody, and transfer agent services for the fiscal year ended December 31, 2025, are reported as Fund services fees on the Statement of Operations.

The Fund paid the following Fund Services fees for the period(s) indicated:

Fund Services Fees[1]
For the Fiscal Year Ended December 31, 2025	$345,061
For the Fiscal Year Ended December 31, 2024	$330,128
For the period July 28, 2023 through December 31, 2023[1]	$145,900

1 Fund services fees include fees for co-administration, accounting, transfer agency and custody services.

2 Prior to July 28, 2023, fees were paid to the Predecessor Fund’s administrator.

Portfolio Management

Mark Landecker, Steven Romick and Brian Selmo are responsible for the day-to-day operations of asset allocation and the equity portion of the registrant. Abhijeet Patwardhan is primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Other Accounts Managed by Portfolio Managers. Set forth below is the following information with respect to other accounts managed by the portfolio managers as of December 31, 2025. Messrs. Landecker, Patwardhan, Romick and Selmo manage the following accounts (including the Fund):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Landecker
Steven Romick
Brian Selmo
Abhijeet Patwardhan

Number of Accounts with Advisory Fee Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Landecker
Steven Romick
Brian Selmo
Abhijeet Patwardhan

* Investors in one unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee. Investors in the other two unregistered funds pay a fee of 15% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

** Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest

A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have a similar investment objective or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with a similar or identical investment objective, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to resize risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or “odd lot” allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades

FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s legal and compliance department and Board oversight.

Material Non-Public Information

FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material nonpublic information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds

The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. In addition, the portfolio manager may have investments in one or more FPA-managed private funds. Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund. FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise. (See “Investment and Trade Opportunities” above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities: a portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s. FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential.

Portfolio Manager Compensation

Messrs.  Landecker, Patwardhan, Romick and Selmo are compensated by the Adviser. Compensation of each portfolio manager consists of: (i) a base salary; (ii) an annual bonus; and (iii) participation in residual profits of the Adviser. The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion is based on the revenues received on the assets managed by the portfolio managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of each portfolio manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the portfolio managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

Portfolio Manager(s) Fund Ownership

As of December 31, 2025, the portfolio managers owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Landecker	[ ]
Steven Romick	[ ]
Brian Selmo	[ ]
Abhijeet Patwardhan	[ ]

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the 1934 Act) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. To the extent the Fund were to acquire debt securities, it generally would not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. If the Fund were to execute a transaction in the over-the-counter market, it would deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2023, 2024 and 2025 totaled $37,347, $44,251, and $78,772, respectively.

DESCRIPTION OF SHARES

Common Shares

The Fund’s Common Shares are described in the Prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of Preferred Stock

The terms of any Preferred Stock issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes an offering of Preferred Stock.

If the Board determines to proceed with an offering of Preferred Stock, the terms of the Preferred Stock may be the same as, or different from, the terms described in the Prospectus, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or Preferred Stock, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

REPURCHASE OF SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

In 2015, the Board authorized the Fund to make open-market repurchases of Common Shares of up to 10% of the Fund’s then-outstanding shares at such times when the Fund’s shares trade at a greater than 10% discount to the Fund’s NAV and when in the Adviser’s judgment such repurchases would benefit Common Shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the managers’ ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that the Fund will purchase shares at any specific discount levels or in any specific amounts.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Shares will decrease the Fund’s total net assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Stock are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

The Board may amend or terminate the Fund’s shares repurchase program, solely in its discretion, at any time during the duration of the program. The Board may amend the program in response to various events, including, but not limited to, changing market conditions, material variations in the Fund’s discount level, potential and meaningful adverse effects upon the Fund’s expense ratio and changes in the ability of the Fund to raise cash to repurchase its Shares in a tax-efficient manner. The repurchase of Shares by the Fund will be suspended during the Offer and, depending on market conditions, the suspension may continue until the net proceeds of the Offer are substantially invested.

The Fund has adopted policies and procedures for the program, which includes procedures to comply with applicable rules and regulations. During “repurchase black-out periods” described in the policy, the Fund suspends the shares repurchase program when it is in possession of material non-public information, including any offerings, declaration of dividends and purchase of shares for the Fund’s Dividend Reinvestment Plan or Cash Purchase Plan.

Additional disclosure regarding the Fund’s open market repurchases is available in the Fund’s annual report and semi-annual report to shareholders and on the EDGAR database on the SEC’s internet site (http://www.sec.gov).

Notwithstanding the foregoing, at any time when the Fund has Preferred Stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Further, it is the Board’s intention not to authorize repurchases of Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Code, (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the Fund level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV. The Board may in the future modify these conditions in light of experience.

Before deciding whether to take any other action if the Common Shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain material U.S. federal income tax consequences of owning and disposing of Common Shares and certain U.S. federal income tax considerations affecting the Fund. The discussion below provides general U.S. federal income tax information regarding the Fund and an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences applicable to the Fund or an investment in the Common Shares. The discussion is based on the Code, Treasury regulations, published administrative pronouncements and court decisions, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. The discussion does not address U.S. federal income tax considerations applicable to preferred shares, subscription rights, debt securities, or warrants. If the Fund issues preferred shares, subscription rights, debt securities, or warrants, the applicable prospectus supplement will contain a discussion of certain U.S. federal income tax considerations relating to such securities. In addition, the discussion below does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances or the tax consequences applicable to Common Shareholders subject to special tax rules, such as Common Shareholders subject to an alternative minimum tax; banks or other financial institutions; dealers in securities (or shareholders not holding Common Shares as capital assets or that have elected mark-to-market treatment); shareholders subject to the income inclusion timing rules of Code Section 451(b); persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or other integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities (including so-called grantor trusts) for U.S. federal income tax purposes (or persons holding indirect interests in Common Shares indirectly through such entities); real estate investment trusts; real estate mortgage investment conduits; other regulated investment companies; S corporations; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs,” or, except as described below, non-U.S. shareholders (as defined below). Unless otherwise noted, the following discussion applies only to a shareholder that holds Common Shares as a capital asset (generally, for investment) and is a U.S. shareholder.

A “U.S. shareholder” generally is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (x) is subject to the primary supervision of a court within the United States and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

A “non-U.S. shareholder” generally is a beneficial owner of Common Shares who is neither a U.S. shareholder nor an entity or arrangement treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Common Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, an amount equal to the sum of at least 90% of its “investment company taxable income” (computed without regard to the dividends-paid deduction), which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses and 90% of its net tax-exempt income, if any, for the taxable year (the “Annual Distribution Requirement”).

Taxation as a RIC

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to its shareholders. The Fund will be subject to U.S. federal income tax at the applicable corporate rate on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year (taking into account certain deferrals and elections), (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) and (3) any ordinary income and capital gain net income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

Pursuant to Revenue Procedure 2017-45, the Internal Revenue Service (“IRS”) indicated that it would treat distributions from certain publicly traded RICs that are paid part in cash and part in stock as dividends that would satisfy the Annual Distribution Requirement and qualify for the dividends paid deduction for U.S. federal income tax purposes. A RIC is treated as a publicly traded RIC for these purposes if the shares of the RIC are (1) continually offered pursuant to a public offering (as defined in the 1933 Act), (2) regularly traded on an established securities market; or (3) held by at least 500 persons. The Fund generally expects to be treated as a publicly traded RIC. In order to qualify for the treatment provided by the Revenue Procedure, at least 20% of the RIC’s total distribution must be payable in cash and certain other requirements be satisfied. If too many shareholders elect to receive cash, each shareholder electing to receive cash generally must receive a portion of his or her dividend in cash (with the balance of the dividend paid in stock). The entire distribution to a shareholder, including the portion paid in stock, would generally be taxable to the shareholder. As a result, a shareholder may be required to pay tax with respect to such dividends in excess of any cash received.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	continue to qualify as a management company under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income derived from interests in certain “qualified publicly traded partnerships,” or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, or currencies (the “90% Income Test”);

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, in the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”, which generally include master limited partnerships (the “Diversification Tests”).

The Fund generally intends to comply with 90% Income Test and the Diversification Tests. However, certain of the Fund’s investments may produce income that does not constitute qualifying income for purposes of the 90% Income Test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses (including through other entities treated as partnerships for U.S. federal income tax purposes) will generally not produce qualifying income for purposes of the 90% Income Test. In addition, the Fund may invest in certain commodity-related derivatives to hedge positions in commodity-related issuers or industries. The IRS has ruled that income from certain commodity-related derivatives would not be qualifying income for the 90% Income Test with respect to a taxpayer whose commodity-related derivatives were not entered into in connection with a business of investing in stock and securities. The Fund does not believe that ruling will apply to its income from commodity-related derivatives because the Fund believes that any such income will be treated as “other income” related to the Fund’s business of investing in stock or securities. No assurance can be provided that the IRS will not successfully challenge the Fund’s position that its commodity-related derivative income is qualifying income for purposes of the 90% Income Test. Moreover, the Fund intends to enter into reverse repurchase agreements with respect to certain of the Fund’s assets under which the Fund would nominally sell the assets to a counterparty and simultaneously enter into an agreement to repurchase the sold assets in exchange for a purchase price that reflects a financing charge. Based on positions the IRS has taken in analogous situations, the Fund believes that these transactions will be treated as secured debt and that the Fund would be treated for purposes of the 90% Income Test and the Diversification Tests as the owner of the assets that are the subject of any such reverse repurchase agreement notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could assert that the Fund did not own the assets sold during the term of the sale and repurchase agreement, in which case the Fund’s ability to qualify as a RIC could be jeopardized. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy requirements of the 90% Income Test and the Diversification Tests.

The Fund may invest in private funds, and the application of the 90% Income Test and the Diversification Tests to RICs that invest in certain private funds is complicated and not entirely clear. Certain private fund investments are treated as equity in passive foreign investment companies (“PFICs”) or in controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. Investments in PFICs and CFCs are subject to complex rules that may under certain circumstances adversely affect the Fund. Certain other private fund investments are treated as equity interests in entities treated as partnerships for U.S. federal income tax purposes. In addition, the IRS may take the position that, notwithstanding a particular investment’s form, the investment should be treated as a different type of asset. A recharacterization of an investment may have unintended and potentially adverse consequences for the Fund and shareholders. The Fund may deliberately hold certain private fund investments through one or more entities treated as a CFC in order to achieve the Fund’s investment objective while complying with the tax requirements applicable to RICs. The Fund may deliberately hold certain other private fund investments through one or more entities treated as domestic corporations for U.S. federal income tax purposes, even though any such domestic corporations would be subject to U.S. federal income tax. If the Fund fails to meet the requirements applicable to RICs, all or a portion of the Fund’s income might be subject to entity-level tax, which would adversely affect shareholders.

In addition, certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, and (6) cause the Fund to recognize income or gain without a corresponding receipt of cash (referred to as “phantom income”). For example, with respect to phantom income, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with “payment-in-kind” (“PIK”) interest or, in certain cases, increasing interest rates or issued with equity or warrants) or debt obligations that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as equity or warrants. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Master limited partnerships (“MLPs”) are generally treated as partnerships for U.S. federal income tax purposes. An entity that is treated as a partnership for U.S. federal income tax purposes is not itself subject to U.S. federal income tax at the partnership level. A change in current tax law, or a change in an MLP’s business, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s investment.

If the Fund invests in an MLP, the Fund will be required to include in its taxable income the Fund’s allocable share of each item of the MLP’s income, gain, loss and deduction for each taxable year of the MLP ending with or within the Fund’s taxable year regardless of whether the MLP distributes cash to the Fund. The Fund must take such income into account in determining whether the Fund has satisfied the distribution requirements applicable to regulated investment companies under the Code. The Fund may as a result be required to sell investments to satisfy its distribution requirements, including when it is not advantageous to do so.

A cash distribution from a partnership to a partner is not itself taxable to the partner to the extent it does not exceed the partner’s basis in its partnership interest and is treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s basis in the partnership. Cash distributions, if any, that the Fund receives with respect to its investments in equity securities of an MLP may exceed the net taxable income allocated to the Fund from such MLP because of tax deductions such as depreciation, amortization and depletion that are allocated to the Fund by the MLP.

Depreciation or other cost recovery deductions passed through to the Fund in any year from investments in MLPs will generally reduce the Fund’s current taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years upon the Fund’s disposition of its interest in an MLP. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Common Shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Common Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to sell investments, including when it may not be advantageous to do so, which may in return result in the recognition of additional recapture income or other taxable gain.

Non-corporate taxpayers are generally eligible for a deduction of up to 20% of the taxpayer’s “qualified publicly traded partnership income.” Subject to any future guidance to the contrary, the Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders ostensibly will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% nondeductible excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the 90% Income Test and the Diversification Tests, avoid U.S. federal income tax or meet the Excise Tax Avoidance Requirement.

Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. The Fund does not expect to be eligible to elect to pass foreign taxes through to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other taxable income during a taxable year, the Fund might not be able to make ordinary dividend distributions, or distributions made before the losses were realized might be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its Common Shares.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC and certain cure provisions were inapplicable, the Fund would be subject to tax on all of its taxable income at the applicable corporate rate, regardless of whether the Fund makes any distributions to its shareholders, and distributions would not be deductible by the Fund in computing its taxable income. The Annual Distribution Requirement would not be applicable, and distributions would be taxable to the Fund’s shareholders as ordinary dividend income that, subject to certain limitations, might, for non-corporate shareholders, otherwise be eligible for preferential rates applicable to “qualified dividend income” to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders receiving such dividends would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would for each shareholder be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund were to fail to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, computed without regard to the dividends-paid deduction) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions paid by the Fund to U.S. shareholders taxed at individual rates that are attributable to dividends from U.S. corporations and certain qualified foreign corporations may be eligible to be treated as “qualified dividend income,” which is currently subject to reduced maximum tax rates. Dividends received by the Fund from real estate investment trusts (“REITs”) generally are not expected to qualify for treatment as qualified dividend income. A portion of distributions paid by the Fund may be attributable to qualified dividend income and, therefore, such portion generally will, if reported by the Fund as such, qualify for the preferential maximum rate applicable to qualified dividend income. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at reduced maximum rates in the case of U.S. shareholders taxed at individual rates, regardless of the U.S. shareholder’s holding period for his, her or its Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of the Fund’s earnings and profits first will reduce the shareholders’ adjusted tax basis in their Common Shares and, after a shareholder’s adjusted basis is reduced to zero, will constitute capital gains to such shareholder. If the Fund issues preferred stock, its earnings and profits must be allocated first to such preferred stock, and then to the Common Shares, in each case on a pro rata basis.

A non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to its Common Shares.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

It is expected that a very large portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) even though payment of that amount is not received until a later time. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character of gains and losses recognized by the Fund and accelerate recognition of income by the Fund. These provisions could therefore affect the character, the amount and/or the timing of distributions to Common Shareholders.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. To the extent the Fund pays tax on any retained capital gains at the applicable corporate tax rate when that rate is in excess of the maximum rate payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its Common Shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during January of the following year, such dividend or distribution will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

A shareholder may receive distributions from the Fund that are attributable to appreciation of portfolio securities that occurred before the shareholder made an investment in the Fund, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time the shareholder made an investment in the Fund. These distributions will generally be taxable to the shareholder, even though they economically represent a return of a portion of the shareholder’s investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its Common Shares. The amount of gain or loss will be measured by the difference between the amount of the proceeds received by such U.S. shareholder in the sale or other disposition and the U.S. shareholder’s adjusted tax basis in the Common Shares. Any gain or loss arising from such sale or disposition will be treated as capital gain or loss if the Common Shares sold are capital assets in the U.S. shareholder’s hands and generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its Common Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares. In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if other Common Shares are purchased (whether through reinvestment of distributions or otherwise) within the 61-day period beginning 30 days before and 30 days after the disposition. In such a case, the basis of the Common Shares acquired will be increased to reflect the disallowed loss.

The repurchase of the Fund’s Common Shares generally is expected to be treated as sale of the Common Shares by a tendering U.S. shareholder. Different tax consequences may apply for tendering and non-tendering U.S. shareholders in connection with a repurchase offer. For example, if a U.S. shareholder does not tender all of his or her Common Shares, and if the repurchase does not otherwise qualify under the Code for treatment as a sale of Common Shares, some or all of the amounts received by the U.S. shareholder in the repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that shareholders who do not participate in a repurchase may be deemed to have received a distribution as a result of their proportionate increase in the ownership of the Fund. Shareholders who tender all their Common Shares (including Common Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Common Shares and will generally realize a capital gain or loss.

In general, U.S. shareholders taxed at individual rates currently are subject to reduced maximum U.S. federal income tax rates on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Common Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of its Common Shares and must not have hedged its position in the Common Shares in certain ways.

An additional 3.8% Medicare tax is generally imposed on the net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Certain tax-exempt educational institutions are subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Common Shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Non-corporate U.S. shareholders are generally subject to federal income tax at reduced rates on adjusted net capital gain. Adjusted net capital gain is generally the excess of net long-term capital gain (the net gain on capital assets held for more than one year) over net short-term capital loss (the net loss on capital assets held for one year or less), subject to certain adjustments. Net short-term capital gain (i.e., net gain on assets held for one year or less) is subject to tax at the same rates as ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 ($1,500 in the case of a married individual filing a separate return) of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. shareholder in excess of such amounts generally may not be carried back, but may be carried forward to, and treated as capital losses in, subsequent years as provided in the Code. Capital gains are subject to tax at the same rates as ordinary income for corporate U.S. shareholders. Corporate U.S. shareholders can deduct capital losses only against capital gains, and any net capital loss for a year can generally be carried back for three years, subject to certain limitations, and carried forward for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential maximum tax rate on qualified dividend income). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Stock, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and Preferred Stock in proportion to the total dividends paid to each class with respect to such tax year.

If a shareholder recognizes a loss with respect to its Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under this rule does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding and Information Reporting

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to any U.S. shareholder (other than a C corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption):

●	who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding; or

●	with respect to whom the IRS has notified the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the applicable U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS. The Fund may be required to withhold a portion of any capital gain distributions to any U.S. shareholders who fail to certify their non-foreign status.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund’s Common Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Common Shares by a non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” (computed without regard to the dividends-paid deduction) to non-U.S. shareholders will generally be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty). In order to obtain a reduced rate of withholding under a treaty, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under the treaty. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

If distributions by the Fund that are received by a non-U.S. shareholder are effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents, or domestic corporations, as applicable, whether the distributions are received in cash or reinvested in Common Shares, and, in the case of a non-U.S. shareholder that is a foreign corporation, the non-U.S. shareholder may also be subject to a branch profits tax. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

The 30% withholding tax described above generally will not apply to redemption proceeds or to distributions to non-U.S. shareholders that are properly reported by the Fund as capital gain dividends, short-term capital gain dividends, and interest-related dividends, each as defined and subject to certain conditions described below.

Dividends paid by the Fund to non-U.S. shareholders are generally exempt from the 30% U.S. federal withholding tax described above if they are reported by the Fund as such and they are paid in respect of the Fund’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for the applicable taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, as to whether they will be reported as such by the Fund. The exemption does not apply to distributions paid in respect of the Fund’s non-U.S. source interest income or dividend income. In the case of Common Shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in Common Shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Common Shares, generally will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder.

The tax consequences to non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain a refund of the non-U.S. shareholder’s share of taxes, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Unless certain non-U.S. entities that hold Common Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in Common Shares by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Common Shares.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

●	FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s).

●	For material conflicts of interest, the internal group may take, but is not limited to, the following courses of action:

●	FPA may consult with the Board of Directors for a course of action;

●	FPA may vote in accordance with the recommendation of its proxy voting service provider;

●	FPA may seek Client consent for the vote recommended by the Portfolio Manager;

●	FPA may engage an independent third party to provide a recommendation on how to vote the proxy; or

●	FPA may abstain from voting the proxy.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2025. The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372, visiting the Fund’s website https://fpa.com/fund/source-capital and on the SEC’s web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [ ] is located at [ ].

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Fund and the Independent Trustees.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2025, together with the report of the Fund’s independent registered public accounting firm for the Fund’s annual report, which is included as part of the Fund’s Form N-CSR filing, is incorporated herein by reference.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

A debt obligation rating by Moody’s, Fitch, S&P , Morningstar, or Kroll reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch, S&P, Morningstar and Kroll.

Moody’s

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered to be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Morningstar

AAA – A rating of AAA is the highest credit rating assigned by Morningstar. A rating of AAA indicates an extremely strong ability to make timely interest payments and ultimate principal payments on or prior to a rated final distribution or maturity date.

AA+, AA, AA- A rating in the AA category indicates a very strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date.

A+, A, A- A rating in the A category indicates a strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be influenced by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BBB+, BBB, BBB- A rating in the BBB category indicates the ability to make timely payments of interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be impacted by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BB+, BB, BB- A rating in the BB category indicates the ability to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution or maturity date in the absence of various adverse circumstances or conditions such as adverse business or economic conditions. The vulnerability of securities rated BB to the previously mentioned conditions is greater than that of higher rated securities or issuers.

B+, B, B- A rating in the B category indicates a default has not yet occurred, but the issuer or securities are vulnerable to adverse changes in the business or economic environment. Securities rated in the B category are more vulnerable to nonpayment of timely interest and ultimate payment of principal on or prior to a rated final distribution date than higher rated securities.

CCC+, CCC, CCC- A rating in the CCC category indicates a material likelihood of default, and for corporate and financial institution obligations, significant dependence on favorable business conditions to avoid default or capital restructuring. For structured finance securities, forecasted or actual losses may have eroded but not yet eliminated available credit support.

CC – A rating of CC on a corporate or financial institution issuer or security indicates a default has not yet occurred but the issuer or security is extremely dependent on favorable business conditions to avoid default or significant capital restructuring. This rating does not apply to structured finance securities.

C – A rating of C on a corporate or financial institution issuer or security indicates a default is expected in the very near term. Corporate and financial institution issuers or securities will be rated C and placed on Under Review Negative during a cure period for payments of interest and principal. This rating does not apply to structured finance securities.

SD – A rating of SD indicates a selective default when an issuer has defaulted on one or more but not all its debt obligations without entering bankruptcy. Selective Default is not applicable to individual issues and therefore is not applicable to structured finance securities.

D – A rating of 'D' indicates that a default has occurred; or, for structured finance securities, (1) actual losses have reduced the principal balance of the security; or (2) actual losses have eliminated available credit support. Additionally, forecasted losses that would reduce the principal balance of the security or eliminate the available credit support, subject to our reasonable judgment, may be indicative of a D rating.

Kroll

AAA – Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA – Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A – Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB – Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB – Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B – Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC – Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC – Determined to be near default or in default with average recovery expectations.

C – Determined to be near default or in default with low recovery expectations.

D – Kroll defines default as occurring if: 1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered. 2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result. 3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Commercial Paper Ratings. Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C. OTHER INFORMATION

Source Capital

(formerly, Source Capital, Inc.)

Item 25 — Financial Statements and Exhibits

1. Financial Statements:

The Registrant's audited financial statements, financial highlights, notes to the financial statements and report of independent registered public accounting firm thereon are incorporated into Part B of the Registration Statement by reference to the Registrant’s Annual Report for the fiscal year ended December 31, 2025 contained in its Form N-CSR filing which was filed with the Commission on March 9, 2026.

2. Exhibits:

(a)(1)

Registrant’s Agreement and Declaration of Trust, dated June 7, 2024, is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(a)(2)

Registrant’s Certificate of Trust dated May 29, 2024, is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(b)

Registrant’s By-Laws, dated July 23, 2024, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(c)	Not applicable.
(d)(1)

Form of Subscription Certificate for Rights Offering is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-047567 on August 28, 2019.

(d)(2)

Form of Notice of Guaranteed Delivery is incorporated herein by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-047567 on August 28, 2019.

(d)(3)	See Articles 6 and 7 of the Registrant’s Declaration of Trust, filed as Exhibit (a)(1) above, and Article 1 of the Registrant’s By-Laws, filed as Exhibit (b) above.

(e)

Dividend Reinvestment Plan, as amended May 4, 1992, is incorporated herein by reference to Exhibit (e) to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-041093 on July 19, 2019.

(f)	Not applicable.
(g)

Investment Advisory Agreement, dated December 31, 2024, between the Fund and First Pacific Advisors, LP, is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(h)	Form of Underwriting Agreement, to be filed by amendment.
(i)	Not applicable.
(j)

Custodian Agreement, dated July 28, 2023, between the Fund and UMB Bank, N.A. is incorporated herein by reference to Exhibit (j) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(k)(1)

Co-Administration Agreement, dated July 28, 2023, between the Fund, UMB Fund Services, Inc. and Mutual Fund Administration, LLC is incorporated herein by reference to Exhibit (k)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(k)(2)	Fund Accounting Agreement, dated July 28, 2023, between the Fund and UMB Fund Services, Inc. is filed herewith.
(k)(3)

Form of Subscription Agreement is incorporated herein by reference to Exhibit (k)(3) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-047567 on August 28, 2019.

(k)(4)

Form of Information Agent Agreement is incorporated herein by reference to Exhibit (k)(4) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-047567 on August 28, 2019.

(k)(5)

Transfer Agent Servicing Agreement, dated October 31, 2013, between the Registrant and American Stock Transfer & Trust Company, LLC is incorporated herein by reference to Exhibit (k)(5) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-19-047567 on August 28, 2019.

(l)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, as to the legality of additional securities being registered, to be filed by amendment.
(m)	Not applicable.
(n)	Consent of independent registered public accounting firm, to be filed by amendment.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)

Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-232727 and 811-01731), as filed with the SEC via EDGAR Accession No. 0001104659-25-024796 on March 18, 2025.

(r)(2)	Code of Ethics of First Pacific Advisors, LP is filed herewith.
(s)	Calculation of Filing Fee Tables is filed herewith.
(t)	Power of Attorney is filed herewith.

Item 26 — Marketing Arrangements

Not applicable.

Item 27 — Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$	[ ]
Exchange listing fees	$	[ ]
Financial Industry Regulatory Authority fees	$	[ ]
Printing and mailing expenses	$	[ ]
Accounting fees and expenses	$	[ ]
Legal fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

Note: Except for the registration fee, Exchange listing fees, and Financial Industry Regulatory Authority fees, all listed amounts are estimates. All offering expenses will be paid by the Registrant.

Item 28 — Persons Controlled by or Under Common Control with Registrant

None.

Item 29 — Number of Holders of Securities

The following table sets forth the number of record holders of each class of the Registrant’s securities as of [ ], 2026:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $1.00	[ ]
Shares of Preferred Stock, par value $[-]	None
Subscription Rights	None
Debt Securities	None
Warrants	None

Item 30 — Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.5 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify to the fullest extent permitted by law (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, former Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (x) the Covered Person shall have provided security for such undertaking, (y) the Trust shall be insured against losses arising by reason of any lawful advances, or (z) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Item 31 — Business and Other Connections of Investment Adviser

During the last two fiscal years, First Pacific Advisors, LP, the investment adviser to Registrant (the “Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to the series, FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income Fund, FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, FPA Global Equity ETF, FPA Short Duration Government ETF, FPA Queens Road Value ETF and FPA Global Allocation ETF; as sub-adviser to other registered open-end investment companies; and as investment adviser to institutional accounts and other pooled investment vehicles. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature except as set forth below.

Name and Address(1)	Position with Adviser	Other Affiliations
Steven T. Romick	Managing Partner, Director, and Chief Executive Officer of FPA GP, Inc., the General Partner of the Adviser	None
Brian A. Selmo	Partner	None
Mark Landecker	Partner	None
Eric Brown	Chief Compliance Officer, Chief Legal Officer and Secretary of FPA GP, Inc., the General Partner of the Adviser	None
E. Lake Setzler, III	Chief Financial Officer and Treasurer of FPA GP, Inc., the General Partner of the Adviser	None
Jeffrey M. Hancock	Partner	None
Abhijeet Patwardhan	Partner	None
Ryan A. Leggio	Partner	None
David S. Brookman	Managing Partner, Director and Chief Operating Officer of FPA GP, Inc., the General Partner of the Adviser	None

(1)     The address for the Registrant is c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. The address for the Adviser is 2101 E. El Segundo Blvd., Suite 301, El Segundo, CA 90245.

Item 32 — Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	First Pacific Advisors, LP, 2101 E. El Segundo Blvd., Suite 301, El Segundo, CA 90245 (records as investment adviser);

(b)	Mutual Fund Administration LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 (records as co-administrator);

(c)	UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212 (records as co-administrator, fund accounting agent and custodian); and

(d)	Equiniti Trust Company, LLC 6201 15th Avenue, Brooklyn, New York 11219 (records as transfer agent).

Item 33 — Management Services

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

Item 34 — Undertakings.

The Registrant undertakes to:

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

A.	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 10th day of June 2026.

SOURCE CAPITAL

By:	/s/Maureen Quill
Maureen Quill
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Maureen Quill	Trustee, President & Principal Executive Officer	June 10, 2026
Maureen Quill

/s/ Sandra Brown	Trustee	June 10, 2026
Sandra Brown†

/s/ Robert F. Goldrich	Trustee	June 10, 2026
Robert F. Goldrich†

/s/ John P. Zader	Trustee	June 10, 2026
John P. Zader†

/s/ Rita Dam	Treasurer, Principal Accounting Officer & Principal	June 10, 2026
Rita Dam	Financial Officer

† By:	/s/ Rita Dam
Rita Dam
Attorney-in-fact, pursuant to power of attorney filed herewith.

Exhibit Index

Exhibit Number	Exhibit

EX-99.25.2(k)(2)	Fund Accounting Agreement dated July 28, 2023 between the Fund and UMB Fund Services, Inc.

EX-99.25.2(r)(2)	Code of Ethics of First Pacific Advisors, LP

EX-99.25.2(s)	Calculation of Filing Fee Tables

EX99.25.2(t)	Power of Attorney